      UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

                         CERTIFIED SHAREHOLDER REPORT OF
                   REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:       811-03877

Exact name of registrant
  as specified in charger:                Z Seven Fund, Inc.
Address of principal
  executive offices:                      1819 South Dobson Road, Suite 114
                                          Mesa, Arizona 85202-5656

Name and address of agent for service:    Thomas R. Westle, Esq.
                                          Blank Rome LLP
                                          The Chrysler Building
                                          405 Lexington Avenue
                                          New York, New York 10174

Registrant's telephone                    480-820-7482
number,including area code:

Date of fiscal year end:                  December 31st

Date of reporting period:                 June 30, 2010

Item #1.  Reports to Stockholders.

Seven Criteria for Stock Selection

Accounting Procedures • Consistency • Strength of Internal Earnings Growth
Working Capital • Corporate Liquidity • Ownership Diversification
Price/Earnings Multiple

Semi-Annual Report to Shareholders
(unaudited)

Z-SEVEN FUND, INC.
For the Six Months Ended
June 30, 2010

Top Fund Management, Inc.
1819 South Dobson Road, Suite 114
Mesa, AZ 85202
Phone: 480-897-6214
Facsimile: 480-345-9227
Email: zseven@getnet.com
www.z7seven.com

Letter to Our Shareholders
Helpful Tax Info on Substantial Potential Future Benefits from Past Retained Capital Gains
Current and Future Tax Considerations
Commitments of Faith – How Barry Ziskin profits from Z-Seven Fund
This Year’s Best Question – “Why Do We Zig When Other Funds Zag?”
Purchase Criteria and Sell Discipline
Accounting Procedures: Reliability and Conservatism
Consistency of Operating Earnings Growth
Strength of Internal Earnings Growth
Balance Sheet: Working Capital
Balance Sheet: Corporate Liquidity
Price/Earnings Multiple and Owner Diversification
Sell Discipline: Based Upon the Same Common Sense Criteria As for Stock Selection
Our First 25 Years/Our Next 25 Years
Strongest Seven
Weakest Seven
Still Something Missing?
Performance and Financial Information (Table on All of Our 10 Investments)
Bonus/Penalty Performance Incentive
Statement of Purpose
General Information

LETTER TO OUR SHAREHOLDERS

Dear Shareholder:

We would like to express our appreciation for the confidence you have shown in our investment philosophy.  In addition, we are thankful for the love, strength, and wisdom given to us by our heavenly creator and caring shepherd.

2010 Six-Month Results

In the six months ended June 30, 2010, our NAV rose 27% versus an approximately 3% fall in the S&P 500 during the same time period.  This return, even after our high ratio of expenses, as such a tiny fund at this time, ranked us as the best performing Global Small Cap/Mid Cap Equity Fund (according to Lipper Analytical) for the first half of the year while most funds lost money thus far in 2010.

2010 Second Quarter Results

Our NAV grew more than 50% from $10.14 at March 31, 2010 to $15.25 at June 30, 2010.  This year’s 2nd quarter NAV overcame the challenges well during one of the most difficult quarters in recent stock market history.

In fact, during the latest quarter, Z-Seven Fund easily beat the performance of each of the other Small Cap/Mid Cap Global Equity funds.  Thanks to a strong finish to the quarter (and half year), our fund (even after our very high expense ratio as such a tiny fund) also ranked as the #1 best performing mutual fund of any kind during the most recent quarter, as reported in USA Today (source:  Lipper Analytical).  Our #1 ranked performance for the half year and the latest quarter could have been even better with a lesser expense bite.

So why keep this performance “our little secret”?

Tell friends and family about the success of our fund.  New investors adding assets, as they are beginning to do following USA Today’s report on our latest leading performance ranking, will increase the size of our tiny fund and very well may reduce, perhaps significantly, the per share operating expenses now borne by existing shareholders like yourself and myself.

Outlook

It is my opinion that the worst for the stock market may not be over yet.  As outlined in our 2002 annual report and placed in historical perspective, I then believed we would have a cyclical bull market that would last a few years into 2005 and possibly even 2006, but would then ultimately give way to the likelihood of a greater secular bear market.

Well, it had stretched longer (into 2007) than originally expected but, with near all-time record low mutual fund cash, now again, of 4% of assets, there is little potential demand from this important source.

We have prepared well thus far for what I believe to be only the beginning of a potentially very long and very deep bear market.  Now that the secular bear market appears to have resumed, market indices have the potential to resume last year’s decline through the remainder of the decade or even into 2011, and may ultimately drop below the March 2009 lows.  We shall be eagerly searching, as always, for new investment opportunities which meet our stringent 7 Criteria for Stock Selection, looking forward to making investments which our criteria help us to guard against numerous risk factors, while having the potential to be unusually profitable over the long term.

Sincerely,

Barry Ziskin
July 29, 2010

IMPORTANT DISCLOSURE - Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives.  Rankings are historical with capital gains and dividends reinvested.

HELPFUL TAX INFO ON SUBSTANTIAL POTENTIAL FUTURE BENEFITS FROM PAST RETAINED CAPITAL GAINS

While most funds return less after taxes, Z-Seven’s tax advantages help our net after tax return to shareholders to match our pre-tax figures.

Shareholders are allowed to increase the tax-cost basis of their shares by the net amount between retained gains and taxes paid.

You see, for our longer term shareholders, we have already paid taxes on your behalf some years earlier, when we sold investments at profits. This internalization of realized profits is very unusual in the fund industry.  Because you may have already paid income taxes indirectly, this produces potential future tax benefits, in the form of adjustment to your cost of your investment in Z-Seven Fund.

For the initial shareholders when we went public, a $27.18 tax-cost basis is allowed on Z-Seven shares purchased in the 1984 initial public offering, with the $15 split-adjusted cost further adjusted by the addition of $12.18 in permissible write-ups.  Some shareholders who have been with us for many years may be able to utilize all or at least part of the full $12.18, thereby lowering, and possibly eliminating or even reversing, capital gains tax liability.

Please consult your tax adviser as to your own considerations.

Years	Years	Retained Capital Gains	Z-Seven’s Tax Payments	Tax Cost Write-up
Years	Retained Capital Gains	Z-Seven’s Tax Payments	Tax Cost Write-up
1984-85	$0	$0	$0
1986	2.49	0.66	1.83
1987	3.18	1.02	2.16
1988	4.65	1.59	3.06
1989	0.81	0.27	0.54
1990-92	0	0	0
1993	1.92	0.69	1.23
1994	0.21	0.09	0.12
1995-96	0	0	0
1997	3.9	1.35	2.55
1998	1.05	0.36	0.69
1999-2007	0	0	0
Total Tax Cost Write-up $12.18
Years	Retained Capital Gains	Z-Seven’s Tax Payments	Tax Cost Write-up
1984-85	$0	$0	$0
1986	2.49	0.66	1.83
1987	3.18	1.02	2.16
1988	4.65	1.59	3.06
1989	0.81	0.27	0.54
1990-92	0	0	0
1993	1.92	0.69	1.23
1994	0.21	0.09	0.12
1995-96	0	0	0
1997	3.9	1.35	2.55
1998	1.05	0.36	0.69
1999-2007	0	0	0
Total Tax Cost Write-up $12.18
The following chart is a history of retained capital gains and the related taxes paid by the Fund on a per-share basis.  The amounts are adjusted to reflect the two-for-one stock split in December 1997 and the three-for-two stock split in April 1986, as well as the 1-for-3 reverse stock split in December 2009.

CURRENT AND FUTURE TAX CONSIDERATIONS

We still have the potential to realize significant long-term capital gains in 2010 and beyond, with our remaining unused tax carry forwards, which, if used, could enable us to grow tax-free, at least in the coming year.

All in all, we have nearly $1.6 million in tax carry forwards ($4.91 per Z-Seven share) to utilize to offset any realized gains we take in 2010 and 2011.  Almost half of this will be available to offset realized capital gains all the way through 2014. Our total assets are roughly $4 million as of June 30, reflecting the passing, and subsequent redemption by his estate, of the late Sir John Templeton in 2008.  “Late” sounds strange in relating to Sir John because, unlike myself, he was always early. Having already realized more than $1.8 million in capital gains on the sale and, in some cases, elimination, of most of our equity investments during 2009 – over 82% of our realizable gains on stocks we held were cashed in during 2009 when a substantial portion of our tax carry forwards were about to expire (ALL TAX FREE TO OUR SHAREHOLDERS); and even now having an additional $1.6 million in carry forwards which may be further utilized during 2010-2014 and less than $400,000 remaining, entering 2010, in unrealized capital gains, we cannot currently foresee any scenario which would require our shareholders to pay tax on 2010 capital gains!

We may be able to grow tax-free or tax-reduced for years to come!

COMMITMENTS OF FAITH - HOW BARRY ZISKIN PROFITS FROM Z-SEVEN

In our November 30, 2003 press release about the board’s decision to pursue the open-ending of Z-Seven, I promised not to profit during the next year from any of my dealings, including my investment in Z-Seven Fund, which is where I normally make most of my financial gain.  Instead, I vowed to return any reward to you, the shareholders, and to charity.

This is a unique (to my knowledge) situation within the mutual fund industry, and is due to my personal commitment, for more than nineteen years now, to recognize our creator as first and foremost in my life.

It is a promise that was first made seven years earlier and is to be repeated every seventh year in the spirit of letting my own financial field lie fallow, while still taking care of your needs and giving to those who need more than any of us, such as poverty-stricken children throughout the world (more and more even in our own country).  The next such year begins shortly, on December 1, 2010 and will run through November 30, 2011.

The accounting analysis of how many dollars were needed to be given back last time illuminates just how I profit from the Z-Seven Fund.

Three of the quarterly fees (for the first three 2004 quarters), listed in the following table, were within my payback year of 2004.  One-third of 2003’s fourth quarter (the month of December) and two-thirds of 2004’s fourth quarter (October and November) are also part of the November 30, 2004 year, in which I accepted no financial gain.

Period	Base Fees	Bonus/ Penalty	Net Gain
4Q’03	28,830	-	28,830
1Q’04	29,401	-	29,401
2Q’04	29,205	-	29,205
3Q’04	29,092	-	29,092
4Q’04	30,728	-	30,728
Total	147,256	-	147,256

As you can see from the table, the base fees paid to TOP Fund Management by Z-Seven Fund totaled $147,256, and no bonuses or penalties were justified. One-third of the gain for the fourth-quarter 2004 ($10,243) is outside of my payback year and two-thirds of the gain for the fourth-quarter 2003 ($19,220) is outside of my personal payback year (December 1, 2003 to November 30, 2004).  Subtracting the $10,243 and the $19,220 from the $147,256 paid for the entire five quarters gave me a preliminary gain of $117,793 for the twelve-month period ended November 30, 2004 (before operating expenses).  After subtracting out management expenses of the adviser TOP Fund Management Inc. of $28,450, my gain becomes $89,343 net.

However, most of my exposure to profit (or loss) comes not as Z-Seven’s portfolio manager, but, instead, as a shareholder, just like you.  By buying shares in the initial public offering (26 ½ years ago) and purchasing more shares in the open market afterward, I am now Z-Seven’s largest shareholder. This is strictly an investment on my part, just like yours, since I have agreed to only vote most of my shares in proportion to how you vote yours.  But it has been a profitable investment!

Z-Seven’s net asset value grew nicely in my financially “fallow” year ended November 30, 2004 – nothing spectacular, just good steady growth.  Well, this good, steady growth in the net asset value of the shares I own and control (or have beneficial interest in), amounted to $173,725, nearly double my gain as portfolio manager of $89,343.  So, based upon a gain of $263,068, from the growth in net asset value of my Z-Seven investment and, to a lesser extent, by my net fees, as reduced for related expenses, I made a payment to you and plan to make to charities, now that open-ending has been accomplished, so that the charities will receive our N.A.V. per share which is higher than our market price that they would’ve received until recently.  My payment to Z-Seven Fund (and my planned payments to charities) have been (and will be) made in the exact form of how most of my profit was earned, not in cash, but in the very shares which enable me to profit – my investment in Z-Seven Fund.

So, when you wonder just how your money manager earns his money, in my case, it is by being a shareholder just like you!

Z-Seven shareholders have already received my payment during the year of 2005.  The return of $131,534 (based upon net asset value of $5.27 per share at November 30, 2004) to the Fund of 24,959 shares had the effect of reducing the number of our outstanding shares, and thereby increasing the net asset value per share by $.21 (adjusted for the 1-for-3 reverse split in December 2009).

MORE IMPORTANT DISCLOSURES
The Fund's past performance does not guarantee future results.  The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-800-628-4077.

Unless othrwise noted, information provided with respect to the Fund's Portfolio Holdings, Sector Weightings, Number of Holdings and Expense Ratios are as of December 31, 2009 and are subject to change at any time.

THIS YEAR’S BEST QUESTION

“Why Do We Zig When Other Funds Zag?”

This is the question just received from a long-time shareholder of the fund and a very good one, at this particularly important time!

Because of the unusual market risks faced during a secular bear market, it has been our intention to rely not only on our risk-adverse 7 stock selection criteria but to also hedge our portfolio through the use of put options to extreme stock market related risk at various times.  We actively manage this hedging program and it has served us well in countering severe market trends in the last two down stock market years of 2002 and 2008.

As 2009 neared an end, we needed to realize heretofore unrecognized capital gains on stocks we held before expiration of a substantial portion of our tax carry forwards at year end.  While these sales resulted in our shareholders not having to pay any tax on these capital gains, they also changed the nature of our equity portfolio.

What we have recognized following these sales has been that the stocks with the largest gains sold near year end 2009 appear to have been the stocks that were most sensitive to general market conditions.  This may explain part of why we achieved such outstanding long-term gains in these stocks.  As a result of the changes in our portfolio, we have subsequently found that the remaining stocks in our portfolio have been considerably less sensitive to market movements.  While this is not a trend that can be counted on through the worst of stock market conditions when all stocks become vulnerable to the capitulation phase of a bear market, our day to day and even month to month results lately have greatly departed from the steadier growth pattern achieved in the past.  Should the secular bear market continue and intensify as we expect, the hedging program has the potential to greatly reduce market risk as it was originally intended.

As the table below clearly illustrates, our recent results have been both dynamic as well as contrary to the direction of the general stock market.  Why is this so?

	Z-Seven NAV	S&P 500	Russell 2000

12/31/2009	$12.00	1115.1	625.39
1/31/2010	$13.35	1073.87	602.04
2/28/2010	$11.89	1104.49	628.56
3/31/2010	$10.14	1169.43	678.64
4/30/2010	$9.68	1186.69	716.6
5/31/2010	$12.64	1089.41	661.61
6/30/2010	$15.25	1030.71	609.49

During those times that the stock market climbs when we expect it to do otherwise, our fund has not, recently. Lately, we have found that the remaining stocks in the portfolio have not had sufficient day to day upside movement, as they once had, to counter losses by the options we hold to protect ourselves from adverse market movements.  On the other hand, the opposite has held true during days that the stock market has declined.  Recently during down days the remaining stocks in our portfolio have, until this point, resisted market declines much better than expected and much better than our previous portfolios have done for us in the past.

During the month of December 2009 our net asset value (NAV) declined approximately 25%, an unusual occurrence for the fund during its previous 26 year history.  During this month, the S&P 500 Index and the Russell 2000 both advanced to new highs for the year, putting pressure on those options that we held to help protect against the potential for the opposite occurrence.  In January 2010 our NAV climbed over 11% while market averages gave up a small portion of the 2009 advance.  As market averages resumed their advance in February through April, our NAV became subject to similar pressures seen in December 2009.  In the latest two months of May and June, market averages gave up in some cases all of their 2010 advances and in other cases a substantial portion of those advances.  Therefore, during these two months our hedging program benefited from having the wind at its back, resulting in an increase of over 50% for the second quarter as a whole, which ranked our performance as number one among all mutual funds of all categories during this quarter.  It was also strong enough to more than reverse our first quarter decline to finish the six months with 27% NAV growth, highest among all small/mid cap global equity mutual funds as measured by Lipper.

It may well be that in the near future similar dynamics may be experienced by our fund contrary to the stock market’s general direction.

I have been using our criteria for stock selection since 1973, in the early phase of a monster bear market that would last through the end of that year and all the way through until December 1974. By that time, it was so devastating that stocks were very cheap and lots were meeting our criteria, 44 of them (all domestic at that time) at the lows, including some of my best performing stocks, from that point, ever.

Early in that bear, I considered that I was very lucky to have made sell recommendations in the newsletter I was writing in January 1973, as the Dow was surpassing 1000 for the first time in history (on a closing basis) and for the last time in nearly four years.  Nonetheless, I never count on luck.

I’m a disciplined stock picker and I grew upset that my discipline only focused on values on a relative basis to what similar stocks in the same industry were trading for and, had I not been so lucky, I would have faced some steep drops in their stock prices. It would get much worse by the time that bear market was over. Still, even that first leg down upset me and I went back to the drawing board to do some historic research on what absolute value yard stick would have kept me out of trouble through bear markets of the past.

As a happy consequence, I have been using these same seven criteria for stock selection ever since!

They have served our fund well, over all sorts of stock markets, and through many economic cycles. One of the chief reasons has to do with our “Consistency of Operating Earnings Growth” criterion, which demands our selections be companies which have been able to demonstrate consistent growth in the past AND have the visibility to continue that growth at least through the current year.

In 2001, when some stock prices began to become cheap, we were able to avoid land mines that would have otherwise hurt our results that year and in 2002, by insisting that visibility be present for continued operating earnings growth!

In accordance with our sell discipline, we had already sold our stocks which had become overvalued in 2000 and we are currently winnowing out some of our other holdings to focus our portfolio even more, in these precarious economic times, on only those companies which continue to have good earnings growth visibility, going forward.

Our criteria check and balance each other, so we do not pay up for the highest quality growth companies and, at the same time, insist on more than value for value sake, as our growth, accounting reliability, and balance sheet requirements make certain we buy nothing but the finest businesses.

In 2002, our investments actually made a small amount of money, just as they did in 2008, the worst year of the stock market in 77 years (since 1931) before fund expenses pulled our NAV down to show a minor loss for each year, while other funds were losing lots of their shareholders’ money, because, in addition to our risk-averse stock selection discipline, we used deep in-the-money puts, mostly bought at discounts to their intrinsic value, on the futures of relevant stock market indices to hedge our portfolio from a drop in the market, as during those periods that our stocks were most vulnerable to steep short-term losses, our puts would move counter to the stock market and help us regain much of would have been lost when our stock prices go down.

With valuations too high to find more than a few high quality growth companies at our value requirement, I know that market cycles move between extremes of overvaluation and undervaluation, by investor greed and fear.  I therefore think we will ultimately have an abundance of value to invest in many of the developed world’s best growth companies at bargain prices. Only a continued long and/or steep drop in stock prices will get us there. I believe that very few funds are as disciplined as we are or have demonstrated the foresight to hedge their portfolio to stock market risk.

So, not only do we feel blessed by the trust and faith you have been placing in us both to grow and to get us all through the hard times, but, we also feel that our shareholders are fortunate to have our discipline, experience, and focus during what may continue to be a long and hard bear market.

PURCHASE CRITERIA AND SELL DISCIPLINE

Among the features which set Z-Seven Fund apart are our carefully developed and closely followed seven criteria for stock selection and our sell discipline.  I developed the seven criteria in 1973, after years of painstaking research, to incorporate lessons learned before the 1973-74 bear market and one last lesson learned early in that bear market, so as to reduce risk in the stock selection process.

I have continued to develop the application of this discipline throughout the years, as life’s learning process continues, but the actual stock purchase criteria have stood the test of time in all types of markets and economic conditions, both during the 1966-73 testing period and in the 37 years since then, in actual use, first in a newsletter I wrote during the ’73-80 period and from 1979 in managing investment portfolios, including Z-Seven Fund’s portfolio since the fund’s initial public offering at year-end 1983.

To provide meaningful examples, we have always used our 7 biggest investments to illustrate our criteria.  In this way, we provide new information on our largest positions and, at the same time, bring our criteria to life.  Now, we only have 7 remaining holdings, each of which illustrates one of our 7 stock selection criteria in this report.

Accounting Procedures:  Reliability and Conservatism

“Companies must not defer operating expenses or prematurely realize revenues and must have an auditor’s report on financial statements that is unqualified in all material respects.”

Without the credibility of conservatively reported earnings and balance sheet information, the other criteria would be meaningless.  For this reason, we take the time and effort to make the stock selection process as valid as possible through in-depth analysis.

In light of the Enron and WorldCom accounting scandals, and the recent collapse of such financial giants as Bear Stearns, Lehman Brothers, Washington Mutual, Wachovia, and the potential for similar catastrophes in Citigroup and Bank of America, it seems investors are finally prepared to pay attention to the quality of reported earnings and public financial statements.

It is common sense that no company will actually pay any more income tax than tax laws require it to.  The average investor can determine the difference between conservatively reported profits for income-tax purposes vs. profits reported to shareholders (book income) by reviewing the income-tax footnote of an annual report (see following “Example” box).

Example:

Current tax	$30 million
Deferred tax	10 million
Total tax	$40 million

Tax actually paid is called “current tax.” The extra tax, which would have been paid if the company paid taxes using the same accounting practices as used in reporting earnings to the public, is called “deferred tax.”   Adding the “deferred tax” to the “current tax” gives us the total income tax we see reported to shareholders.

In our analysis, we adjust earnings downward to reflect the more conservatively reported income tax figures and insist that, on average, publicly reported earnings are reasonably close (at worst), or under-reported (at best) versus income tax actually paid.

This company actually paid only $30 million of the $40 million of tax it reported to the public on its income statement.

We received such a positive response from our shareholders about our Enron analysis in our last several annual reports that we thought it worth repeating in our 2010 mid-year report.

Even if a company like Enron, which did not even come close to meeting our other criteria, appeared to be solid on the surface, a quick examination of their reported earnings to the public vs. those declared to the IRS would immediately make it obvious that they were, at the very least, aggressively reporting their earnings to an unsuspecting public.

While this analysis does not uncover fraud, it makes it obvious which companies, even without resorting to fraud, are using “generally accepted accounting principles” which allow them legally to inflate their earnings when reporting them to us, the public. Despite many professional investors being duped in the Enron scandal, a simple analysis like the example above would have shown:

		2000	1999	1998
	2000	1999	1998
	(in millions)
Current tax	$227	$83	$88
Deferred tax	$207	$21	$87
Total tax	$434	$104	$175
	2000	1999	1998
	(in millions)
Current tax	$227	$83	$88
Deferred tax	$207	$21	$87
Total tax	$434	$104	$175
These amounts from Enron’s 2000 annual report, under the “Income Taxes,” notes to the financials makes it apparent that each year Enron used accounting principles which resulted in reporting higher earnings to the public than more conservative tax reporting.  In two out of their most recent three reported years, deferred tax approximated current (actually paid) tax.

This means that Enron reported about double the earnings to an investor as they did when paying tax in these years.

A further analysis of this note is even more alarming, indicating only 23% of their deferred tax balance sheet assets were even possibly due to conservative accounting procedures (called “other”), while 77% of these assets came from operating tax loss and minimum alternative tax carry-forwards.  This indicates that, for years, the company had a terribly difficult time trying to earn money, while deferred tax liabilities overwhelmed these mostly “technical” assets by greater than three-to-one.

Deferred taxes usually are the result of “temporary timing differences.”  Different depreciation methods are used by most companies for tax purposes vs. financial reporting.  The “accelerated” method used for tax purposes will show a higher depreciation expense in the earlier years and, thus, a lesser amount of taxes paid.  For financial reporting purposes, a straight-line basis is used, resulting in lower depreciation expense and higher net income (earnings).

Watch out for differences other than depreciation in recognizing income and expenses that cause deferred taxes to increase consistently, year after year.

Becoming familiar with the companies’ individual accounting practices and their impact on your existing holdings, as well as your prospective investments, is well worth the time involved in learning and applying good common sense to protect your financial assets.

In some European countries, such as France and Switzerland, the “Provisions” note to the “Group Consolidated Balance Sheet” is the only source of deferred-tax information.  In Italy and Germany, not all public companies make this disclosure, which tells how conservatively earnings are reported.  If this vital data is not available, we simply do not invest in that company.

Our 3rd most important investment, by current size, is in Cognizant Technology Solutions Holdings, an American company which specializes in outsourcing of data processing, other I.T. services, and other business services, through its mostly Indian operating base.  We first invested in Cognizant during the 4th quarter of 2008 and it immediately became one of our largest holdings.   As a result, it was, at that time, used as the example of our “Consistency of Operating Earnings Growth” criterion in our 2008 Annual Report.

Inasmuch as our 2009 annual report was running late, we did not include this section and other non-required sections of the report which our shareholders have come to expect and, instead add this information now.

During each of the 5 latest reported years, Cognizant has declared its earnings to the investment community at least 27% to more than 54% more conservatively (an average of 37% more conservatively) than the minimum amount it must report when paying income tax!  More conservative accounting for recognizing revenue and for payroll costs than they are permitted for tax filings are among the most important reasons why.

Cognizant has consistently reported more conservatively for book (publicly reported earnings) than they are allowed to when paying income taxes for each of the most recent 6 years.

Consistency of Operating Earnings Growth

“At least 10% growth in adjusted pre-tax income in each of the six most recent years.”

As we search for the best-managed companies, we look for companies that have predictable earnings growth regardless of changes in the economy or in their particular industries or product areas.  We only invest in those companies that have done well in both prosperous and difficult times.

Of course, predictability of earnings growth is now one of the two most important questions facing an investor in the current economic crisis.  The other question is: “Will the company even stay in business?”

With the record-long economic expansion of the ‘90s, in the U.S., before entering the 2001-2003 recession, it may be surprising that the S&P 500 Index has suffered three years of down earnings, one of which (2001) was down 52%, and most recently (in 2008) down more than 69%, during the decade of 1998-2008.  Those companies in our portfolio entering 2010 have averaged only approximately one down year during the same 10-year period.

We believe the consistent strength of corporate earnings growth within our portfolio gives us the potential for terrific long-term results, particularly during current difficult economic conditions!

When we say “growth in adjusted pre-tax income,” we mean operating growth after adjusting for non-operating items, such as interest and investment income.  During periods of reduced interest rates, cash-generating companies should not be penalized for declining interest income.  We also adjust for foreign currency movements, reserves, non-recurring, and extraordinary items and we adjust for tax accounting to put each year on comparable and conservative footing.

We do not adjust for interest expense, which is a cost of doing business, whether for financing inventories or long-term interest on mortgage and public debt (bonds).  Management needs to be held accountable for adding debt, along with its costs and risks.

Many companies may appear to have consistent growth, due to their planned timing of significant accounting events that have nothing to do with the true operating picture.  Our extra work put into the analysis is worth the effort to find companies that are truly the best managed.

The smallest of our 7 remaining holdings as of June 30 is TECHNE Corp.  In our previous annual report which contained this section of information, TECHNE had no longer been among our 7 largest investments and, therefore, was not used as an example for any of our 7 stock selection criteria.  TECHNE was one of our 7 biggest holdings for 6 consecutive years through 2007, and was indeed used as an example for this criteria section of each of those annual reports from 2002 – 2007, most recently in our 2007 report being used as the example for our most important “Accounting Procedures: Reliability and Conservatism” criterion.  Having used TECHNE for that criterion both in our 2007 report and in our 2002 report, and having used it for each and every one of the other criteria for quality and growth just once, we are now using TECHNE Corp for this “Consistency of Operating Earnings Growth” criterion for the first time since our 2004 annual report.

A biotechnology company which, through its extensive research and development, manufactures cytokines, TECHNE has been achieving the highest profit margins of any company (in any industry) I have ever seen.

In addition to being unbelievably profitable, with operating income steadily accounting for a higher and higher percent of sales (over 57% of sales in 2009 and likely to go even higher), TECHNE has been a model of consistency in operating earnings growth and likely just completed its 21st consecutive year of growth in its fiscal year ended June 30.

Strength of Internal Earnings Growth

“Adjusted pre-tax income, exclusive of acquisitions and divestitures, must have grown at an annually compounded rate of at least 20% for the most recent six-year period.”

Over a six-year period a company must triple its operating profits to qualify as an investment.

The criterion for “Accounting Procedures” assures that we have credible reported figures. Our criterion of “Consistency of Operating Earnings Growth” identifies companies with predictable earnings growth regardless of the state of the economy, industry, or product cycle.  The criterion “Strength of Internal Earnings Growth” further reduces risk by seeking companies that meet all the criteria, including showing growth at a pace that is tripling their profits over this six-year period.  At this pace, even if it’s P/E multiple were to contract by an astonishing two-thirds, a tripling in earnings would provide ultimate long-term protection.

Even during the recent secular bear market in Tokyo (1989 – 2003) or during the secular bear market that I believe started in the United States in 2000, this combination of bargain prices and rapid earnings growth helps to minimize long-term risk.

Over the years, many brokers have tried to sell “emerging growth” companies (internet-related and others) based on future earnings expectations, rather than historical results.  This substantially increases the investment risk.  The losses many investors have suffered, at times, in these “emerging growth stocks” bring back painful memories for experienced investors.  The “internet” crowd seems to have predictably learned its lessons, as well, during the 2000 through 2002 bear market.

Growth does not necessarily mean increased risk.  Quality growth companies can be profitable investments during bull as well as bear markets.

Our 2nd smallest among our 7 remaining holdings is FactSet Research, a rapidly growing provider of high-end information systems to the investment industry.  Because FactSet was among our largest holdings during the last 6 years of annual reports (2003-2008) which contained this section of information, it was used as an example for each of our criteria in these reports.  Most recently it was used as an example of our “Value: P/E under 10” criterion in our 2008 annual report.

This year, we examine the other aspect of its very appealing growth/value combination: “Strength of Internal Earnings Growth”, just as we last did in our 2006 annual report.

In 2004, FactSet “merely” increased its income from operations by 14%.  In 2009, when their stockbroker and banking clients were disappearing and those that remained were economizing, FactSet Research’s operating growth was held to only 15%.  In every other year (16 out of 18 years) on public record (since 1991), FactSet has achieved growth ranging from 19% - 43%.

Our “Strength of Earnings Growth” criterion only requires that a company triple its operating earnings over the latest 6 years. FactSet had multiplied its profits by nearly 6-fold during their first 6 years on public record, and has exceeded our minimum requirement ever since.

Balance Sheet: Working Capital

“One of these three conditions must be met: a) 2:1 or better current ratio,  b) 1:1 or better quick asset ratio; or c) working capital in excess of market valuation (total shares outstanding times current market price).”

“Current ratio” means current assets divided by current liabilities.  “Quick asset ratio” means current assets, excluding inventories, divided by current liabilities.  “Working capital” means current assets less current liabilities (net current assets).

For a retailer or wholesale distributor, the current ratio is the best measure of working capital since its businesses have high inventory requirements. An analysis of Walmart, the world’s largest retailer, is not a very pretty picture.  As of their most recent balance sheet date (April 30), Walmart had more current liabilities than current assets.  And it is not getting any better.  The latest balance sheet shows a pathetic 0.8 current ratio, meaning that instead of Walmart financing itself conservatively with more than two dollars of current assets for each dollar of current liabilities, as Z-Seven requires of our investments, Walmart barely has 80 cents of current assets for each dollar of current liabilities.  A year earlier, Walmart had nearly 85 cents of current assets supporting each dollar of current liabilities.  Inventories are the least liquid (and therefore potentially the shakiest) form of current assets.  When inventories are excluded, Walmart’s finances are even more precarious, as each dollar of Walmart’s current liabilities are backed by less than a quarter worth of non-inventory current assets.  Even more alarming is Walmart’s leveraging itself with increasing long-term debt and short-term borrowings that are more than triple what they were a year before!  A paltry 38% of Walmart’s total assets were financed through retained earnings a year earlier, but, this measure has also deteriorated further lately and is now down to even less than 36%.  A coming financial debacle at Walmart?  Not necessarily imminent . . . but it appears that this leading retailer, loved by mutual fund and pension fund managers, is eventually heading for big trouble!

 For a service company, there are no inventories; thus the quick asset ratio should be used.  Because different types of businesses have varying needs, we use alternative balance sheet criteria.  Still, do not confuse this flexibility with a lack of discipline since most companies do not meet any of our alternative requirements.

By sharp contrast to the horror story of potential financial disaster at Walmart, a stock which, because of its shaky, highly-leveraged balance sheet Z-Seven Fund would not touch with a 10-foot pole, comes the spectacular financial management of PetMed Express, better known to consumers as 1-800-Pet-Meds, the nation’s largest internet-based retailer of medicines for dogs, cats, and horses.

PetMed is Z-Seven’s largest investment in the United States (2nd biggest overall behind our leading British holding).  Relatively new for us, as we first bought PetMed shares barely 2 ½ years earlier, PetMed was used as an example of our “Value (Price/Earnings Multiple)” criterion immediately after we began to invest in it (in our 2007 annual report) and in our 2008 annual report (latest report to contain this section of information), we used PetMed as the example of our “Strength of Internal Earnings Growth” criterion.

By now analyzing PetMed through our “Balance Sheet:  Working Capital” criterion, we can come to appreciate the safety in this investment, even if PetMed’s strong earnings growth should become less robust in the future.

Unlike Walmart (a PetMed competitor in the business of retailing animal prescription medicines) which barely has 80 cents of current assets covering each dollar of current liabilities (down from 85 cents a year before), PetMed boasts outstanding coverage, not only for a retailer, but for any business.  As of March 31 (its most recent fiscal year end), PetMed increased its current ratio from a sensational nearly 9-to-1 (the year before) to an even more phenomenal better than 12-to-1 in its most recent audited balance sheet!  As spectacular as this financial achievement is, there is more to PetMed’s working capital than meets the eye.  Not officially classified as current assets is better than $12 million in AAA rated (highest rating) Adjustable Rate Securities in preferred shares of closed-end funds.  Adding these securities to reported current assets increases PetMed’s current ratio from a reported more than 12-to-1 to an adjusted ratio of approximately 14-to-1.  That’s right, instead of Walmart’s backing of each dollar of current liabilities with barely 80 cents of current assets, PetMed backs each dollar of current liabilities with a reported more than 12 dollars of current assets (and an adjusted backing of approximately 14 dollars)!

Moreover, instead of Walmart’s expanding long-term debt and more than tripling short-term debt, PetMed has ABSOLUTELY ZERO DEBT of any kind.  Instead of debt, PetMed has tons of cash, increasing its already considerable cash & equivalents by nearly 77% from the year before.   Whereas PetMed’s reported cash & equivalents alone (not including inventories or any other current asset) more than covered all current liabilities by more than 4-to-1 a year before (without the aid of long-term debt), PetMed reported cash & equivalents alone now cover all current liabilities by more than 7 to 1.   Adding in the lesser of market value (vs. cost) of PetMed’s Adjustable Rate Securities gives PetMed adjusted cash & securities more than 9 times all current liabilities!

Although Walmart’s financing of its total assets through its retained earnings has declined to a pathetic 36%, PetMed’s retained earnings continues to have financed better than 90% of total assets, just as it had the year before!

Retailers like Walmart and PetMed require extensive inventories in their business.  Nonetheless, inventories are the least liquid form of current assets and, when excluding this illiquid and riskiest form of current assets, Walmart’s remaining current assets do not even cover a quarter of their current liabilities.  PetMed’s non-inventory reported current assets (despite subtracting expanding inventories needed to support their growing business) still covered all current liabilities by nearly 5-to-1 a year before and have increased to a whopping more than 8-to-1 in the latest audited balance sheet for fiscal 2010!  When adding in their Adjusted Rate Securities, PetMed (without inventories) covers all current liabilities by nearly 10-to-1!

While Walmart investors are borrowing from Peter to pay Paul and sit atop a house of cards that appears to inevitably be destined to collapse, PetMed investors (like our Z-Seven Fund) can sleep soundly and safely.

Balance Sheet:  Corporate Liquidity

“Long-term debt must be less than either: a) working capital, b) cash and cash equivalents or c) latest twelve months’ cash flow. ‘Cash flow’ means net income plus depreciation and amortization, i.e., the difference between revenues and all cash expenses (including taxes).”

The average S&P 500 company, weighted by market value, has massive debt (both long-term and short-term) – see table “Performance and Financial Information” a must read on page __.

While several companies in our portfolio at year-end have no debt at all, the average Z-Seven company, also weighted by market value (of our holdings), has total debt including short-term debt (not part of this criterion) that is a tiny fraction of its working capital.

This year, we turn to our attention to our largest holding Rathbone Brothers, a British investment management company.  Rathbone, our largest investment, having already been discussed as the example for every single criterion during its twelve years in our portfolio, repeats as an example of this criterion.

While it's vulnerability to the volatile nature of the stock market is a nagging question for our “Consistency of Operating Earnings Growth” criterion, it has always been able to achieve and maintain an excellent balance sheet.

The company's strong cash flow has enabled Rathbone to invest its considerable pile of cash in the more stable bond (Government Long Term) market. And that strong cash flow is responsible for not owing any long-term debt at all for all the years we have been looking at Rathbone.

Price/Earnings Multiple and Owner Diversification

“Shares must sell for less than ten times our estimated earnings per share for the current fiscal year.”

“Less than 10% of outstanding shares must be held by investment companies other than Z-Seven.”

The “Price/Earnings Multiple and Ownership Diversification” criteria are discussed together because greater institutional buying results in a higher price/earnings multiple, while the opposite is true when institutions sell.  Institutional ownership data is now more available than it had been in the past.  The “Price/Earnings Multiple” criterion is the more relevant of the two requirements.  The following examples will therefore focus only on value, using the price/earnings ratio (multiple).

In periods of general undervaluation in the marketplace, a greater number of stocks meet all seven criteria since more stocks sell for under ten times earnings.  The opposite has held true during a period of general overvaluation.

Even after such a difficult bear market as 2000-2002 was, large-capitalization stocks were clearly overvalued in the market through nearly any historical measure.  This was even true for high-techs, which suffered the most. And after 2008, the worst year for the S&P 500 in 77 years (to 1931), outstanding values among qualifying companies were few and far between.  Now, after a year of higher stock prices (2009 – 2010), undervalued growth stocks are nearly impossible to find in the United States and throughout most of the developed world.

When we look for value now, where do we find it?  This year, while we continue to find  it in Rathbone Brothers PLC as its shares trade for less than cash plus marketable securities per share, the current example of our “Balance Sheet: Corporate Liquidity” criterion, we also find it in two other European holdings, which have also not as yet seen their market prices rebound substantially from prices which were depressed when the earnings of these fine companies took an uncharacteristic downturn in 2009, despite much brighter prospects for 2010 and 2011.

The two current examples represent something old and something new, no neither something borrowed nor something blue.  I suppose you can tell that my daughter and her fiancé are planning their wedding.

Let’s begin with our newest investment, made approximately a year ago, RPS Group PLC, a British-based consulting, planning and engineering business that specializes mostly in environmental, traditional energy and alternative energy projects.  After successfully coming through the weak global economies during the early part of the decade, achieving continuous earnings growth during challenging times, RPS did so again in 2008 and through the first 6 months of 2009.  Difficult comparisons with unusually strong profitability the year before, and lower energy prices, combined to cause RPS to have to settle for their second best earnings in 2009, a trend which appears to have continued through 2010’s first 6 months.

Easier comparisons, therefore, lie immediately ahead for RPS, based upon higher energy prices and resultant increased activity among the company’s traditional energy and alternative energy customers, as well as the continuation of long-term growth in environmental projects.   Record earnings, approaching 25 pence per share appear attainable by next year (2011).

At a June 30, 2010 closing price of 187p (in London) RPS trades at merely 7 ½ times potential 2011 earnings, a bargain for a company with such a successful history that is so well positioned to serve markets with above average long-term growth prospects.

Our other example takes us to the opposite end of the seniority spectrum to Lindt & Sprungli, the high quality Swiss chocolate confection manufacturer that has been a valuable member of Z-Seven’s portfolio for 16 ½ years, making it our longest lasting remaining holding.

In our 2008 annual report which last covered this section of information, Lindt was the example for our “Balance Sheet: Working Capital” criterion and in the 2007 report it was the example for our “Strength of Internal Earnings Growth” criterion.  It was the example for our “Consistency of Operating Earnings Growth” criterion in our 2006 report, having last been used as one of the two examples of our “Value (Price/Earnings Multiple)” criterion back in our 2004 report.

Higher raw materials costs (particularly cocoa and sugar) and intense price competition in the premium sector of the chocolate truffles and bars market that Lindt leads in Europe and enjoys a rapidly growing presence in North America, caused Lindt to suffer its first year of declining earnings (in 2009) in the 16 ½ years that we have been invested in this superb company.

While the seasonality of Lindt’s business would make it unrealistic to expect a continuation of its 16-fold growth (year-to-year) in operating profit for the 6 months just ended June 30, a continuation of rebounding earnings trends can be attained in the remainder of this year and in 2011 at more modest but still substantial rates of growth.  Earnings could potentially reach 250 Swiss Francs for the non-voting class of shares we hold.

At a June 30 closing price of 2,349 Swiss Francs, Lindt trades at approximately 9 ½ times potential 2011 earnings.  Considering the quality of the company, its past and prospective growth, and market leadership in its main European markets, its shares appear to be a bargain at current prices.

 SELL DISCIPLINE:
BASED UPON THE SAME COMMON SENSE CRITERIA AS FOR STOCK SELECTION

Investors often comment that portfolio managers and analysts have many reasons for purchasing shares in a company and never deal with the terms of selling.  Not being disciplined in when to sell can be even more dangerous than leaving buy decisions to chance and emotion.

Our stock selection criteria are designed to minimize investment mistakes by not repeating them.  This is a concept that has been my guiding principle as a money manager.

There are seven events that will cause us to reduce or eliminate shares from our portfolio:

1.  Any breach of our “Accounting Procedures” criterion requires complete elimination. Once a company begins to hype its reported figures, or stops disclosing enough information to make a determination as to how conservatively earnings are reported, it has removed the most important foundation upon which reasonable analysis can be built.  We rarely find this rule breached, as most companies which have once met this most important criterion continue to do so.

While other criteria may cease to be met without having to sell the entire holding, the “Accounting Procedures: Reliability and Conservatism” criterion is the foundation upon which the quality, growth, and value characteristics we seek are based.

2. The breach of our “Consistency of Operating Earnings Growth” criterion will also result in complete elimination of our holding unless we see good reason to expect this breach, whether realized or anticipated, to be minor or short-term in nature.  We look for early warning signs so that, if necessary, we may try to sell the shares before the bad news is out, and the price drops.

A long-term change in our companies’ profitability and growth happens infrequently, so we rarely need to implement it.  More often than not, if one of our companies is slowed down by a recession, or has unusually high profits to compare against, it represents a temporary flattening out (or “blip”) in an otherwise excellent long-term growth record.  These companies tend to quickly return to their successful performance.  It is our desire to maintain smaller positions in these companies.

We still take prudent risk-reduction action even in these cases.  In those markets benefiting from lower interest rates, we reduce most of our exposure by cutting back these investments to just one-third of our targeted position size for stocks that continue to meet the purchase criteria.

In some instances, the stock may be at a bargain price due to an overreaction by the market.  When this happens, we sometimes have very few shares to sell to reach a new targeted position size, since the price drop already makes them have less importance (in size) to the portfolio at that time.  This most often occurs in bear markets and during recessions, when panic runs rampant.

3. The breaching of our “Consistency of Operating Earnings Growth” criterion can result in elimination of the position in its entirety when the company’s management loses credibility.   The position will be sold when reported results are significantly worse than we were led to believe.  We can make no reasonable determination of long-term growth potential if we are misinformed by the company in the short term.  Following this rule has saved us money in several instances, over the years.

4. The breaching of our “Balance Sheet: Working Capital” criterion will result in the elimination of the investment in that company if negative working capital is reported.  This rule, while it is important, has very rarely been implemented. A nominal (non-deficit) breach in our working capital criterion due to the seasonal nature of some businesses, or temporary shifts between short-term and long-term debt, is not a serious worry, as long as our other criteria are met.  It is why we do not have banks and brokers, two highly leveraged industries, in our portfolio! Still, if this nominal breach in one of our holdings does take place, it requires the reduction of our exposure to risk by selling the position to one half of the targeted size for stocks that meet all of our other criteria.

5. Restrictive monetary policies and early warning signs to future stock prices provided by divergent trends in major stock market indices vs. individual stocks (the broad market) requires us to eliminate holdings which have even a slight interruption in annual operating earnings growth consistency.

As we explained under “Sell Discipline” rule #2, an inconsistency in operating earnings growth results in a reduction to a one-third position.  The remaining position will be completely sold if both monetary policies and divergent market trends are negative.  It would take these companies six years to requalify regardless of their ability to resume continuous growth in operating profits.  In certain cases, minimal positions are temporarily kept in deeply undervalued holdings, as we are awaiting better valuation opportunities, even when both macro-considerations are negative.

6.  When negative monetary and divergent trend signals persist, we eliminate all remaining stocks that no longer meet the purchase requirements.  All those continuing to meet all purchase criteria remain in our portfolio as valuable long-term investments regardless of general economic and stock market factors.  This selling discipline was particularly relevant during 2000.  Normally, companies that are well above our buying price, but still continue to show consistent operating earnings growth, are reduced to one-half positions.  However, during that year’s environment of credit tightening with higher interest rates and the negative divergent market trends continuing to exist, we eliminated those significant holdings that no longer met all our purchase criteria.

In January 2000, we eliminated seven holdings in growth stocks as discipline #6 caused us to realize profits after their soaring P/Es caused them to exceed our valuation requirement.  Five of the seven eliminated were high-technology domestic stocks traded on the NASDAQ (Oracle Systems, AVT Corp., Plexus, Kronos, and Synopsys).  Before the year was over, we found an even better price opportunity than existed in January to also sell Avocent (formerly known as Cybex Computer before its merger with Apex) and took advantage of the opportunity.  The NASDAQ Composite finished that year with its worst annual decline in its entire history, at that point, and that was only the beginning for this devastating multi-year bubble-busting secular bear market.

7.  Sometimes we have no choice!  In the event of a takeover or going-private transaction, our desired long-term holding period for well-managed companies, which continue to meet all of our criteria, is cut short.  The high quality growth companies in Z-Seven’s portfolio are attractive for potential acquisitions.

The companies that meet our criteria are the very best publicly owned businesses we can find.  When the shares of some of these companies are trading at less than ten times estimated earnings, potential acquirers may also take notice.  In addition, these values may stimulate insiders to take over the company in a management buy-out.

OUR FIRST 25 YEARS AND OUR NEXT 25 YEARS

OUR FIRST 5 YEARS (1984 – 1988)

On December 29, 1983, Z-Seven Fund began as a publicly-traded investment company (“closed-end fund”) designed to allow small and medium sized investors to invest in the companies which meet my seven investment criteria for stock selection, at a point when I was closing my doors, first to all but large clients, and, shortly after, to all private clients.

At that time, it was important to not have too many dollars to invest in too few stocks.  In addition, Z-Seven became a vehicle for me to invest my own money in the same stocks I was investing in for others, without competing with clients and/or shareholders.  When it began, I invested one million dollars of my own funds in the initial public offering some 26 years ago.

Our first year of operations, 1984, was a challenging year for the small and micro cap stocks in which we generally invest. Even so, our value/growth discipline held its own, so our investment portfolio had a flat year when many of our peers would have liked to have done as well.  Because of our tiny size, our operating expenses (plus amortized start-up costs) were significant enough to have caused a slight dip in our Net Asset Value (“NAV”).  Our shares traded lightly in a narrow range and closed the year basically unchanged.

Of course our flat performances during the last 2 bear market years of 2002 and 2008 were achieved under considerably more difficult conditions than anything experienced in at least 77 years and, therefore, is far more noteworthy.

During our 2nd year (1985), our NAV performance topped all closed-end funds, even those specializing in hot (at the time) Pacific Rim markets which we avoid, with the exception of Japan, due to political and currency risk factors, as we achieved a gain of 44.5% (source: No-Load Fund Investor).  As a new fund, we were still not well known; so, our share price did not increase despite such outstanding performance.

So, our priority beginning with the following year (1986) was to make the investing public more aware of our success.  I became president of Z-Seven to tell our story.  Our investments grew 50.9% (before expenses) and with better shareholder communication, our share price more than doubled.  The Value Line Index was up only 4% in 1986.  Every single one of our 24 largest investments advanced in price that year.

Then came 1987, the year of the October crash.  Now, I wonder, after October 2002 and, even more so, October 2008, how well October 1987 will be remembered.

It was so devastating in 1987 in such a short period of time, it felt almost like being ambushed, because there was no time to react to changing conditions. Just as the secular bear market of 1966-1974 taught me several crucial lessons, so, too did I become a better investor as a result of experiencing the October 1987 crash.

Although I was not as-astute enough to have avoided the debacle (as many others “claim” to have been), 1987 provided helpful peak (mid-year) and through (year-end) points for us to measure our performance over what I consider to be more meaningful periods than just one quarter or even one year.

A full stock market cycle takes into account the rally phase as well as the declining segment.  From the secondary stock trough at year-end 1984 to the succeeding peak in mid-1987, down to the following trough at year-end 1987, we experienced a complete stock market cycle.

We were fortunate to have achieved an annually compounded growth rate of 31% over the trough-to-trough stock market cycle.  As to the previous full stock market cycle, peak-to-peak from year-end 1983 until mid 1987, we compiled an annually compounded growth rate of 34%.

In particular, our largest 12 investments were all still profitable after the 1987 crash, having (on average) more than doubled over less than 2 ½ years average holding period.

In summary, during our first five years of operation, our biggest disappointment was that a planned initial public offering of 2 million shares was cut to only 900,000, resulting in a much smaller fund than we anticipated.  As we grew, we began to repurchase our shares in 1986 at even small discounts to the NAV, thereby making our tiny fund even smaller, but, importantly creating a floor for our share price just below the NAV.

Frank Capiello’s Complete Guide to Closed-End Funds ranked Z-Seven #1 in performance among general equity closed-end funds.  Our growth of 154% during our first five years was considerably better than the 98% gained by the second ranking general equity closed-end fund.

OUR SECOND 5 YEARS (1989 – 1993)

During our second five-year period (1989 – 1993), our portfolio underwent considerable change.  The Dow topped in 1989 nearly four times what it was at the 1982 bottom.  Our search for value among quality growth companies took us more and more into foreign (particularly U.K.) traded shares, and we ended the year of 1989 with nearly 80% of our portfolio invested in foreign stocks, nearly all in Europe, particularly as we sold our last Japanese stock in 1989 at Tokyo's secular bull market top. By the end of 1989, our five- year performance results (as compiled by Complete Guide to Closed-End Funds) had improved from +154% to +169%, while the second-best among general equity closed-end funds went from +98% to +110%.

As we entered the 1990’s, interest rates were rising at home and abroad, which did not bode well for U.S. and foreign stock markets.

In a bear market year (in which other closed-end funds invested primarily in European stocks had losses of 17% to 67%) in 1990, we considered our 5% loss in our investments (before expenses) and 1% decline in share price to constitute excellent defensive performance!

As day follows night, 1991 was an easy year to profit as equity investors.  While it was gratifying that our portfolio showed growth of 54% (our best year ever), it was more meaningful that we did not have to climb out of a hole from the prior year’s bear market.

Likewise, it is our goal to again deliver terrific defensive performance, as we did as recently as 2002, the previous year we were seriously challenged, and again during the year of 2008 and the first 6 months of 2010!

The year of 2008 was what I believe to be only the first year of the current bear market conditions, with counter-trend rallies such as that of the March 2009 low that may be confused in appearance to look like minor bull markets to the investment community, for at least 2010 and possibly even longer.

We are achieving similar results of not having to recover substantial losses from the current bear market before we can enjoy the best years, which generally come at the beginning of a new bull market.  Why not sell our shares now and buy them back two or so years down the road?

It is extraordinarily rare to find an investor with the internal discipline to get back in before the biggest part of the advance goes by, potentially costing tremendous opportunity to profit. Our discipline will force us to make quality growth investments when few are brave enough to.  In addition, our market hedging strategy, as described in “The Year’s Best Question (page ____) seems to be generating returns which run contrary to that of most other equity funds.

Debate about the European Union made 1992 a year of controversy and difficult conditions for both European equities and the Pound Sterling.  As a result, the Unlisted Securities Market Index in Britain fell back to multi-year lows, but more than half of our holdings bucked the trend, including our largest investment, Airtours, which, after being the #1 performer in London the prior year (more than quintupled in 1991) rose another 35% in 1992.  Those that did decline in 1992 though dragged our overall portfolio down to a decline of 12½% and, after expenses, a 14% decline in NAV, one of only three years of double-digit declines in NAV in our 26-year history.  In the following year, we recovered with 19% growth in our portfolio (15% in NAV).

All in all, our second five years produced further growth as we extended the 154% gain during our first five years to 226% growth for our portfolio for the entire first decade.

During the first four years of the 90’s (1990 – 1993) we ranked  #2 in performance based upon share price among all closed-end funds which invest primarily in Europe, with a 40% gain, in sharp contrast to the 21% decline suffered by the average of all other closed-end funds investing in Europe!

OUR SECOND DECADE (1994 – 2003)

Entering the next five years (1994 – 1998), our conservative approach resulted in a slight gain in 1994 (when the Russell 2000 Index declined more than 3%) and an increase in our investment portfolio of better than 32% in 1995.

Our total return (share price), as measured by Lipper, ranked #1 for the year of 1995 among all 98 “World Equity” closed-end funds.

Although 1996 was not as spectacular for us, we surpassed the Swiss Helvetia Fund with a 109% total investment return for the first seven years of the 90’s, more than double the 51% return of the Swiss Helvetia Fund.  In fact, Swiss Helvetia was one of only two closed-end funds invested primarily in Europe (other than Z-Seven) that registered any gain at all in these 7 years.

The lack of sufficient values meeting our criteria in 1995 played a significant role in our decision to distribute substantial capital gains in 1995.  The distribution was so well received by our shareholders that our board decided to distribute our capital gains again in 1996.

During 1995 and 1996, we distributed $9.06 per share (adjusted for the 1997 2-for-1 stock split and the 2009 1-for-3 reverse split), nearly two-thirds of our adjusted net asset value at inception.

In 1997, after 21% growth in our investment portfolio, we split our Z-Seven Fund shares 2-for-1 (the second split in our history) and paid another $4.35 (split adjusted) in actual and deemed (income tax) distributions, for a combined $13.41 per share for the three years.

The distributions of 1995 – 1997 constituted a 97% return on original net asset value.  During those three years alone, our original shareholders got back virtually their entire original investment.

By 1998, our portfolio had many new U.S. stocks, thanks in part to a 2nd-half mini-bear market which took the Russell 2000 Index down 38% from its first-half peak, and enabled us to have an abundance of secondary shares to choose from and the occasional big cap (like Oracle Corp.).  By year-end 1998, over 70% of our portfolio was invested in the U.S., not Europe, as had been the case through most of the 90’s.

Much of this however, was “fool’s gold”.  The U.S. speculative bubble would soon be boiling over – only 14 ½ months later the NASDAQ Composite Index soared over 5,000.

An unusual recession-free period from 1992 – 1998 made our six years of double-digit operating earnings growth requirement an easy test to pass, even for some cyclical companies.  So, we needed to be more careful than we even usually are!

All in all, for our third five-year period (1994 – 1998), our investment portfolio grew 108%. For the decade (1989 – 1998), it increased by 207%; and for the 15 years since inception by 578%.

Our following five-year period ended in 2003 (1999 – 2003) and has witnessed both the end of the speculative bubble (1999 – early 2000) and the beginning of what I believe to be a once-in-a generation secular bear market to cleanse the excesses of the 90’s, similar to that of more than 30 years ago here in the U.S.

I was fortunate to have begun my career on Wall Street in 1972 in the midst of the last US secular bear market. It taught me lessons that will always remain with me!

The late 80’s speculative bubble burst in Tokyo, ultimately leading to a secular bear market that continues there nearly 21 years after it began.  Whether or not the current bubble buster is 21 years long, as it is, so far, in Japan, we are far from seeing the kind of valuations needed for a lasting long-term bull market, even after the devastation of 2008, followed now by a further decline into March 2009!

While our net asset value rose 20% in 2003 (and our pre-expense return on our portfolio even more), the previous few years were tough for most investors, as bear market conditions in 2000 - 2002 were brutal.  Fortunately, we had only one year (2001) when our net asset value was substantially impacted, while the defensive qualities of our stock selection method allowed us to weather the storm in 2 of the 3 years, including a slight profit on investments (before overhead expenses) in the last year of the bear market (2002).

With the decline in 2001 however, along with 16 years (1986 – 2002) of creating a floor for our shares at (or slightly under) net asset value by repurchasing shares in the open market, our already small fund has become too small to be as efficient as we would like it to be.  No longer is small necessarily beautiful for Z-Seven.  Recognizing these changes and rising to the challenges that changing times bring are just part of what makes me even more hopeful of our ability to help our family of shareholders during the next 25 years.

OUR NEXT (AND LATEST) 5 YEARS (2004 – 2008)

We are pleased to have made money on our investment portfolio (before operating expenses) in 12 of the first 14 quarters of the latest 5 years of our first 25 years, beginning in 2004, with minimal setbacks in the other two quarters. In addition, we had minimal setbacks in the last 2 quarters of 2007, which followed.

Some market sectors have done much better than others and yet (in 2007) being nearly flat in our performance, in a year of turmoil in London, our 2nd most important market, was aided by our timely elimination, during the 2nd quarter of 2007, of Barratt Development PLC, our largest holding at 7 or so times what we initially paid for it.  This helped tremendously because it was sold at more than double the price at which it later closed 2007.

The latest year of our last five years (2004 – 2008) was 2008.  It turned out to be far more challenging than any year we have experienced, particularly in the 2nd half of the year, when we faced the ultimate extreme conditions of cascading stock prices and sharply declining exchange rates for the currencies of our European stocks, particularly the damage done to the British Pound.

Our performance during the last 6 months of 2008, considering the forces against it, should bolster our confidence in our defensive abilities yet further!

Not only were we able to keep our shirts, something the best of our peers were unable to do, we actually achieved growth!

It is where our stock selection and our other defensive efforts truly shined, generating positive returns for us in both the 3rd and 4th quarters (before fund expenses) and growing our NAV, even after higher than normal expenses. Increased per share fund costs resulted from the reduced overall assets of the fund following the passing of Sir John Templeton, legendary investor, philanthropist, and spiritualist, dear friend and mentor, and our fund's 2nd largest shareholder, and the resulting liquidation of his invested assets (including his stake in our fund) and from the increasing bonuses being paid to the adviser for outstanding performance (vs. the S&P 500).

For the final 6 months of 2008, while the S&P 500 declined more than 28%, even after adding in reinvested dividends, our NAV, even after a significant increase in per share expenses, grew by more than 4%!

We easily bested all other funds in our category!  We beat the #2 fund by more than 21 percentage points, as, even when our per share expenses were their highest, our investments more than made up for our expenses, lifting our NAV up more than 4% for the 2nd half of 2008!

By contrast, even with our inclusion, the average fund in our category lost nearly 38% in the 2nd half of 2008. The median fund in our category suffered a loss of more than 41% in NAV during the 2nd half.

Longer-term results are rightfully of greater significance. Yes. We were also #1 in our category for the 1 year of 2008!

The median performance for our category in 2008 was a decline of over 49%.

Even more importantly, we were also number 1 for the 3 years!

For the 3 years through 2008, Z-Seven's compounded return topped every single one of the 140 “Multi-Cap Global Growth” funds, as classified by Lipper!

All in all, the 5 years (2004-2008) performance was great through year-end, as we ranked in the top decile in our Lipper category.

OUR NEXT 25 YEARS

I recognize that our shareholders, like shareholders of most companies, are more interested in gaining a handle on the future than they are in reviewing the past.  Fortunately, in our case, our time-tested seven criteria for stock selection remains a constant.  It is a common-sense approach to stock selection that is designed for “all seasons”, as our strict requirements protect us from a number of unforeseeable changes in markets and economies.

Still, the past is quantifiable and measurable, while the future is…the future.  The fact is that I may become most optimistic about the future of our investment portfolio when very few investors will be able to find the courage to be optimistic about anything is because it is usually only after a long, painful decline in share prices that an abundance of value, like the one we hope for, is likely to return.  The disciplined investor should then be able to make unusually profitable investments with much less risk.

We are likely to have to rely upon the defensive nature of our criteria and past experience to successfully guide our fund through the current challenging waters through at least the following year or more.  It should be worth the wait!

If we are correct in our forecasting, then what is likely to follow will be another value investors’ bonanza, a once-in-a generation opportunity (like 1974) to buy into some of the best-managed businesses in the world at bargain basement prices.

As a result, I’m thrilled about the prospect for what may afterwards be a decade or more of superior returns.

We are opening our doors, through our recent conversion from a closed-end fund to an open-end mutual fund, to growing the asset base of our fund to a more cost-efficient size.  We strongly feel that the time is right for us to make this move and it is one reason why I am so excited now and why I envision a very profitable long-term future.

STRONGEST SEVEN & WEAKEST SEVEN (2009)

We begin with the portfolio’s top 7 performers (in percent return), ranked from our portfolio’s largest investment to our smallest holding.

This will be followed by a discussion of the 7 lowest performing stocks, our Weakest Seven, in the same order, and covers all 10 stocks currently in our portfolio, of which 9 have been held the entire year and are therefore ranked against one another.

 Because our Strongest Seven and Weakest Seven stocks total 9, only 2 of the 9 stocks discussed are not duplicated as being among both our Strongest Seven and our Weakest Seven.

 As the global bear market, which I believe has already started, continues to unfold, we will likely find new opportunities to invest in quality growth companies that have previously been priced beyond the limitations of our value requirement. Although we have further weeded out a few more stocks thus far in 2010 as no longer having the growth prospects they once enjoyed and/or having not enough consistency in continuing earnings growth to continue to be worthwhile investments in the recessionary and even the depression-type environment we are now beginning to approach, lower stock prices in the future should present enough opportunities to add more new holdings than we are removing, making the overlap we currently have in our Strongest Seven and our Weakest Seven merely a temporary phenomenon.

THE STRONGEST SEVEN

1.   Rathbone Brothers PLC

After Rathbone’s share price declined nearly 11% in 2007, it fell twice as much (22%) in local currency (Pound Sterling) and twice as much again (approximately 43%) when converted in to US Dollars in the year of 2008.  Much of this decline was offset by our actively managed hedges for periods of stock market and currency exchange vulnerability.

In 2009, Rathbone recovered part of the decline by gaining 8%.  Its weakness in 2008 and 2007 was consolidating a rise of 38% in 2006, (in US Dollars).  As a result of the global financial turmoil during recent years, its market price is now even less than the company’s cash per share and is nearly debt free!

During 2005, when Rathbone shares rose 16% and also in 2004, when Rathbone’s market price enjoyed a gain of better than 23%, neither year was strong enough to qualify for our Strongest Seven nor was it weak enough to include Rathbone among our Weakest Seven.  Even the year before (2003), Rathbone rose 48%, but needed an increase of better than 54% in 2003 to have been among our Strongest Seven that year or less than 27% to have been a member of our Weakest Seven in 2003 and was therefore not included in either category, until it returned to our Strongest Seven in 2006.

While Rathbone has given us growth over the latest seven years of approximately 60%, even after the poor showing in 2007 and 2008, it has only made our Strongest Seven once besides this year during the latest seven years.

In the highly volatile up-and-down world of stockbrokers and investment managers, it is far more impressive that our investment in Rathbone Brothers PLC has increased more than 180% during the nearly 13 years we have been investing in them, from our initial purchase back in early 1997.

With cash and marketable securities that have increased in line with its share price, Rathbone’s valuation in the marketplace has as yet to be rewarded.  Further, it undeservingly suffered from unknowledgeable investors dumping the shares when brokers and banks caught it for speculating in mortgage-backed and even more exotic securities.

Rathbone has absolutely none of these current industry-related problems. The investment management business that makes all of the cash for this still not-that-well-known cash cow is valued at less than zero, after we deduct its cash and investments from its market value. As a result, Rathbone’s best performance may be in the years to come.

Rathbone, therefore, was the only holding, in which we had a substantial unrealized capital gain that was spared our year end selling program to maximize the benefit of our expiring tax carry forwards.

2.  Cognizant Technological

Cognizant, outsourcer of technology and other business services, is our largest remaining U.S. holding.  Having first purchased Cognizant shares at the late 2008 stock market bottom, it is also one of our newest investments.

During the latest year (2009), Cognizant was, by far, our best performing stock, soaring 151%.  In order to meet I.R.S. diversification requirements for favorable mutual fund tax treatment, we were required to sell some of our recent investment in Cognizant during the first half of 2009, some 3-6 months after we purchased them, at profits ranging from over 20% to over 70%.

Before year-end 2009, we needed to further reduce our Cognizant position so as to utilize substantial tax carry forwards before they expired on December 31.  These sales were made at profits ranging from more than doubling our cost to approximately tripling our cost from about one year earlier.  Because Cognizant continued to meet all of our purchase criteria, even our P/E multiple (value) requirement, despite its sharp increase in market price, we did not completely eliminate our investment.  Furthermore, because our sales were at profits, we did not need to wait 30 days (wash sale rule) in order to rebuild our holding in this well-managed company.  Therefore, we invested again in Cognizant shortly after the gains were realized through sales, just before year end.

The long-term outlook for this investment is quite promising and we would not be surprised to find Cognizant among our Strongest Seven in 2010 and beyond.

3.   Lindt & Sprungli

Lindt ranks behind Rathbone and Cognizant as we count down our seven strongest stocks of 2009 in their order of importance to Z-Seven. Lindt is now our 2nd largest foreign (European) holding and our 4th biggest altogether.

Probably best known in North America for its San Francisco-based Ghirardelli chocolates, this Swiss confection manufacturer is Europe’s leading producer of premium chocolate bars, truffles, etc. and has been a valuable part of our portfolio for 16 years.

After topping all Z-Seven investments with a 71% gain in share price during 2004, Lindt tacked on another 38% (in Swiss Francs) during 2005 and had then compounded another 45% increase in 2006 in US Dollars, before leading all of our investments with a 41% gain in 2007, for a four-year advance of 383% (power of compounding).

Despite the recession-resistant nature of its business, Lindt shares got caught up in the global devastation of share prices in 2008, with an uncharacteristic 47% decline in its share price.  Even following its substantial setback in 2008, it has now multiplied its original cost by nearly 7-fold since we first purchased it in December 1993.

During the latest year of 2009, Lindt shares rebounded somewhat, rising 17% in US Dollars.  Higher cocoa and sugar prices squeezed Lindt’s normally steady profitability in 2009.

During the 4th quarter of 2009, we sold substantial portions of many of our holdings in order to realize capital gains before sizeable tax carry forwards expired at year end.  Thus, when we cut back our Lindt investment in two sales, both at prices more than 9 times what they were 16 years earlier, our shareholders paid no capital gains tax, just like all other stocks we sold for substantial gains in 2009.

On a personal note, my children, Ariana and Jacob, and I really enjoy Lindt’s white chocolate truffles.

4.  UCB Group

This is the second largest pharmaceutical firm in Belgium and is probably best known for its Zyrtec allergy drug, which went off patent in the United States in 2008.  As Zyrtec now accounts for well over 40% of this market here at home, it had a meaningful impact on UCB’s 2008 and 2009 results.

In 2008, UCB’s share price was indeed impacted by the global stock market meltdown, the maturation of Zyrtec, the delays in bringing other new drugs on to the market, particularly in its biggest market here in the US, and several other factors.  In local currency (Euro), UCB still declined about 25% (29% in US Dollars) in 2008.

Although actually among our Weakest Seven for the year of 2005 because investors had not as yet rewarded this standout company for its vision and future growth prospects, that held UCB back to only a 6% increase in 2005 share price (in Euros), it came atop a 35% improvement in 2004 (U.S. Dollars) and a 20% gain in 2003.

In 2006, it increased 46%, making our Strongest Seven. In 2007, it fell 34% in US Dollars.

We had owned our UCB investment (our 4th largest among our Strongest Seven) for more than 7 years before eliminating this holding during the 2nd quarter of 2010 at just an 8% gain over this time.

Over 2 years before selling our shares, we added to our UCB.  These shares were hurt in the 2007-2009 down stock market in Europe and were sold some 28% below our latest purchase cost.

5.   Novartis

Although Novartis was the 4th smallest holding in our portfolio (at year-end 2009), it is a giant Swiss pharmaceutical company, which was originally Sandoz when we first invested in it and later merged with fellow Swiss drug company, Ciba Geigy, and now also controls the third largest Swiss company in this industry, Roche.  Its consistent earnings growth has made it a stellar performer in some difficult markets, and its dip of less than 10% during the latest year of 2008 takes the cake because the S&P had not had such a miserable year in 77 years, going back to 1931.

In 2009, Novartis recovered, with a 10% gain, the 2nd smallest gain among our Strongest Seven.

But for Novartis to have been “merely” up 11% during 2004 and having its market price rise by “only” 24% in 2003 placed Novartis among our Weakest Seven for those years.  Continuation of these solid and steady gains, with an increase of 21% in share price in 2005, gave Novartis the last spot on the following year’s (2005) Strongest Seven, which they truly deserved, since their growth over the years has been far from weak.  In 2006, however, Novartis advanced merely 10% in US Dollars and returned to our Weakest Seven.  Almost all of these strongest performers generated a total return for the year of 2006 which exceeded 40%.

During the year of 2007, Novartis was both our 7th strongest and our 6th weakest performer with a decline of nearly 5%.

Its return in 2008 was the lowest among “Strongest Seven” stocks that are not also members of our “Weakest Seven”.

Since we first started to invest in Novartis (Sandoz) in 1992, its market price has increased nearly 8 times (adjusted for stock splits) in less than 18 years.

We eliminated Novartis in the 2nd quarter of 2010, along with fellow Euro-pharma company UCB.  The global pharmaceutical industry is not the growth machine that it used to be.

6.   FactSet Research

FactSet is one of only two of our  Strongest Seven that was not also one of our Weakest Seven during the year of 2009, as its 49% gain for the year ranked 2nd behind Cognizant’s 151% surge, among the only 9 stocks which remained in our portfolio throughout the entire year.

During the last quarter of 2008, we seized the opportunity to buy additional FactSet shares, increasing by nearly 70% our prior position, when investors hit the panic button and were willing to dump shares at bargain prices. By year-end 2009, these latest purchases had more than doubled in price, in just over a year.

In March of 2008, we sold more than 61% of our FactSet shares at prices which averaged over 70% higher than what we paid some 8 months later.

Much more importance should be placed on the fact that, when selling nearly 2/3 of our FactSet holding in March 2008, it had more than tripled what we first paid 6 ½ years earlier and nearly triple what we paid when buying it again around 5 years before it was sold.

FactSet, because of our need to realize long-term capital gains before a substantial portion of our tax carry forwards were to expire at year-end 2009, has become our 2nd  smallest amongst our Strongest Seven stocks. It gave up nearly 21% in 2008, and forged ahead by 49% in 2009.

Nearly 2/3 of our shares had declined an average of less than 2% for the part of the year 2008, when they were sold.

Although the company has proven that it generates consistent earnings growth, despite serving the investment industry which itself is subject to changing stock market conditions, the shares always lose institutional favor when fears of deteriorating broker and bank profits will cause FactSet stock price to temporarily suffer. Their resiliency and earnings growth visibility are not fully respected yet by Wall Street.

Before muddling through a flat year in its stock price in 2007, FactSet was the larger of only two domestic stocks which made our seven best performers during the previous year of 2006; and it was yet another example of how one of our Weakest Seven one year can become one of our best the next year.

FactSet only advanced by 6% in 2005, consolidating its gain from the previous year, when it rose 53% in 2004, before it rose 37% during the year of 2006, setting up another year of consolidation in 2007.

While its increase of only 6% had FactSet in our Weakest Seven in 2005, in 2004, its 53% rise placed it in our Strongest Seven, and the year before (2003) it had gained 35%, during a year when our Strongest Seven all soared between 54% and 282% (all but one up over 80%). This certainly seemed to be strong; it just wasn’t strong enough to be among our strongest that year.

Even so, a nearly 7 year gain of 237% (more than triple) came after we quadrupled our previous number of shares owned when we bought more FactSet in the beginning of 2003.

Since first purchased in the summer of 2001, when most information technology stocks sold for much higher prices than they do today, FactSet’s market price has more than quadrupled in just over 8 years.

Back at the time we had the opportunity to first invest in FactSet, falling stock markets caused their stock brokerage and banking clients to consolidate through mergers, causing some investors to panic out of this stock. They created a wonderful value/growth opportunity for us when their selling drove shares of this extraordinary company to a bargain basement level. FactSet faced the ultimate challenge to its business model at that time and came through the difficult environment without a hiccup to its earnings growth record.

Seems “like déjà vu all over again”, as Yogi Berra would have said. Cascading stock prices amidst business failures at prominent brokers and banks spooked investors and we had another opportunity in the final quarter of 2008 to add to what was one of our largest positions at the beginning of 2008, until we sold shares in the first quarter to bring its size under 5% of total assets for the tax advantages of being a “RIC”, which requires most of our assets being in under sized holdings (for us) of less than 5% each. At that time, we sold 61% of our FactSet shares.

And the company continues to defy skeptics and difficult business conditions.

In fact, FactSet should soon be completing their 30th consecutive year of increased earnings!

Most of our FactSet holding was sold late in 2009 to recognize previously unrealized long-term capital gains before substantial tax carry forwards expired for our fund.  We more than doubled our money, on average, in less than a year on those shares bought at the 2008 market bottom and nearly tripled our money, in less than 7 years, on those shares bought in early 2003.  Earlier in 2009, we sold some of our FactSet holding for IRS diversification rules at prices more than double what we paid in 2003 and even larger gains vs. our 2001 cost.

7.   United Guardian

Our smallest holding at year-end 2009 is United Guardian, a domestic fully-integrated research, manufacturing and marketing company of personal care and cosmetic and pharmaceuticals ingredients.

Among both our Strongest Seven as well as our Weakest Seven (by virtue of our focused portfolio) during the latest year of 2009, United Guardian rose 25% in price during the year of 2009.  This was its last year as one of our holdings, as it was eliminated in early 2010 due to cyclical concerns in what may be only the early stages of the current global depression.

United Guardian was yet another example of defensive performance in the tumultuous year of 2008 with a dip of not even 12% in share price.

In 2007, it was yet another stock returning to our Strongest Seven from being amongst our Weakest Seven, the previous year. As we stated in the 2006 annual report, “…better reports, this could be yet another example of one of this year’s Weakest Seven potentially on its way to one of next year’s best performers”.

Exactly, as United Guardian delivered 35% earnings growth during the first nine months of 2007. This growth helped Forbes to include United Guardian as one of the 200 best small companies in the United States. Traded thinly on the Amex (American Stock Exchange), though, this company continues to await better investment recognition, as its market price failed to keep pace with its earnings growth, increasing merely 16% during the year of 2007.

This comes after seemingly consolidating its 86% increase in market price during 2003, for three years in-between. United Guardian has nearly tripled (up 174%) during the latest 7 years, after more modest gains of 7% in each of  the two years of 2004 and 2005 and merely 1% in the year of 2006.

Over the last four months or so of 2009, we sold nearly all of our United Guardian holding, in a series of 44 transactions, resulting in gains ranging from over 70% to nearly 130% over our purchase cost of about 8 years earlier.  This was not the easiest 8 years to be invested in micro-cap stocks like United Guardian, as we first invested in these shares more than a year before the 2002 market low and this period also contained another year and a half of stock market devastation through the 2009 nadir.  Locking in these long-term realized gains before year end 2009, when substantial tax carry forwards were expiring for our fund.  It was an important goal to realize these gains tax free.  Global economic conditions portending a possible depression caused us to strictly adhere to our Selling Discipline, in eliminating our investment in this company, which no longer continued to meet our “Consistency of Operating Earnings Growth” criterion.

The tiny remainder of our United Guardian holding was eliminated in the beginning of 2010, at even better prices than those we sold them for in late 2009.  Even the 2010 gain was free from capital gains taxes for shareholders of our fund.

THE WEAKEST SEVEN

The following stocks were our portfolio’s weakest performers for 2009. Because of stocks recently eliminated from our investment portfolio, all but two of our “Weakest Seven” were also among our “Strongest Seven”, and have already been discussed more fully, as they appear in our preceding “Strongest Seven” section.

Each and every one of these laggards was profitable for us in the latest year (2009), except for PetMed, which consolidated its relatively spectacular 46% gain in 2008 with an unchanged year in 2009, as was the case most recently during the year of 2006, except for Techne’s 1% decline that year. This amazing feat was unfortunately not repeated during the two years in between 2006 and 2009, as share prices began declining rapidly in London and elsewhere in Europe during the last 6 months of 2007 and, by the following year (2008), a full-fledged global bear market ravaged stocks in and out of the U.S., as the S&P 500 suffered its worst year in 77 years (since 1931), in 2008.

As a result, all of our fund’s British holdings declined during the full year of 2007, as did all but one (Lindt & Sprungli) of our other European investments.  In 2008, all of our European holdings declined in share price. At least the fund profited from 2 of the 5 remaining US stocks, held throughout the year and only 1 of the 5 declined by 12% or more and EVERY ONE of our US stocks outperformed the S&P 500.

In 2005, every stock without exception earned us a positive total return, just as each of the “Weakest Seven” stocks made money for us in 2004 also, and, in some instances, grew even more than comparable and relevant market indices.

Again, we will be discussing the “Weakest Seven” of 2009 in order of size within our portfolio, and only those held for the entire year.

1.   Rathbone Brothers PLC

Rathbone is  our largest remaining holding because, while we maximized our expiring tax carry forwards by selling and realizing our biggest capital gains, we spared Rathbone, inasmuch as its shares have been trading for less than its per share net cash and equivalents (mostly bonds).

Its share price advanced 8% in 2009, making it both the largest of our “Strongest Seven” as well as our “Weakest Seven.” Please find more about Rathbone, as discussed in our “Strongest Seven.”

2.   PetMed Express

We invested in PetMed, a leading internet-based provider of dog, cat, and horse medicines, near year-end 2007, when outstanding values among quality growth companies were few and far between. Because of its scarcity of coverage by brokers and other mutual funds, PetMed was an unusual opportunity.  In January 2008, we added to it at even better prices, making it our largest investment.  It is because it is our 3rd biggest overall (and 2nd largest among our lesser performers during the year of 2009) that it is discussed after Rathbone, but before any of our other “Weakest Seven”.

Our analysis has so far paid off!  In its initial year in our portfolio, PetMed's following would start to develop on Wall Street, a following it already enjoyed on Main Street as 1-800- PetMeds.

In 2008, a brutal year for nearly all growth stocks, PetMed's shares successfully resisted the market forces and amazingly advanced by a whopping 46%, nearly all of which was achieved during the tumultuous 3rd and 4th quarters!

No wonder its share price was flat neither gain nor loss) during the most recent year of 2009, consolidating its impressive increase from the previous year. Pet Med was our only stock which did not rise in price for the full year of 2009. But at least it did not give up any of its relatively spectacular increase from 2008.

Maybe it is because, at a time when growth is tough to continue, investment in recessionary defense plays, like health care and pet products, is good business. Perhaps it is because PetMed is so early in the investment learning curve it has far greater potential demand than other stocks might.  It was probably a combination of these two factors that helped it to achieve such outstanding performance in the ultra challenging year of 2008, as well as short sellers shorting any stock that is up, in thinking it may give in to the trend.  If the short does not turn out as hoped for, it may encourage or even press the short to cover.

At its closing price in 2009, we would still buy PetMed according to our purchase criteria, if we did not already own as much as we do. While retaining the tax advantages of a Regulated Investment Company, by maintaining legal diversification limitations, had caused us to sell a portion of our PetMed holding in January 2009, and utilization of our expiring tax carry forwards late in 2009 had caused us to  realize some of our capital gains on this investment.  If new money were invested in our fund, it would be among the first stocks we would buy today.

PetMed is redefining how pet prescriptions are filled and garnering a reputation for giving pet owners the best of value prices along with good, fast and reliable service.  We believe that their growth potential and strong capability in generating cash may make PetMed one of our fund’s best investments ever.

3. Lindt & Sprungli

By virtue of its 17% share price increase in 2009, Lindt is both among our “Strongest Seven” stocks and our “Weakest Seven”. A fuller discussion of Lindt can be found among our “Strongest Seven” stocks.

4.  UCB

With a gain of “only” 29% in 2009, UCB (like all but two of our “Strongest Seven”) are also among our “Weakest Seven” for the year of 2009. It is discussed in greater detail among our “Strongest Seven” stocks.
In the first half of 2010, UCB and fellow European pharmaceutical company Novartis were eliminated from our portfolio's already narrow group of investments. Time to “batten down the hatches.”

5.   Novartis

Novartis, our 4th smallest remaining holding in our portfolio, was, because of the unusually limited number of stocks held in our portfolio at 2009 year end, both among our “Strongest Seven” and our “Weakest Seven”, with a 10% increase in its share price during the latest year (2009).  It is discussed more fully among our “Strongest Seven.”

Like the case of UCB, the changing characteristics and declining growth prospects for the global pharmaceutical industry caused us to have our Novartis holding eliminated from our portfolio. After a long and profitable investment, as renewed risks of sharply lower stock prices in general within what I believe to be a continuation of the secular bear market,  it was prudent to sell the remainder of our portfolio's investment in Novartis in this environment, eliminating some holdings which no longer meet all of our purchase criteria for new investments.

 6.   Techne Corp.

Our 6th largest investment among our “Weakest Seven” is Techne. During its seventh year in Z-Seven’s portfolio, this highly profitable biotechnology company (highest profit margins of any company in any business I am aware of), had another stable year, with a gain of 6% in 2009, following its impressive dip of approximately 2% in 2008 (the worst year for the S&P 500 in 77 years) after it was up 19% in 2007, a less-difficult year for stocks, in general. It had then rebounded from our exception to the rule, as our only stock that declined in 2006, but merely by 1%!

It had then illustrated the following concept, as expressed in the 2006 annual report. “I would not be surprised to see many stocks among this year’s Weakest Seven to rebound to become some of our Strongest Seven the next year.” “In 2007, Techne has a chance to return to our list of best performers.”

In 2007, both of our two largest investments, at that time, (Balchem and Techne) did exactly that.

In 2008, in order to meet IRS diversification rules for RIC (Subchapter M) tax advantages for our shareholders, we divested of approximately 2/3 our Techne holding at approximately the same price it began the year at, more than double our cost.

During the latest year of 2009, we sold most of our remaining holding in Techne, at similar prices as to those sold in 2008, in order to realize our long term capital gain tax free, before the expiration of substantial tax carryforwards at year end. Techne was profitable to Z-Seven going back to the previous year of 2005, increasing by 44%, as it likewise recovered from a flattish year in 2004, when it rose only 3% in market price.

In such years as 2004 and 2005, we are pleased that neither Techne nor any of the stocks we owned at that time declined at all either year!

During its first year in our portfolio, Techne's steady earnings growth and bargain market price combined to help its market price to increase by 32%. Its initial year growth of 32% was, because of even bigger gains within our portfolio, not strong enough to have made it into our Strongest Seven in 2003.

During its seven years in Z-Seven’s investment portfolio, Techne’s market price has more than doubled (advanced 134%).

I believe Techne is worth a higher P/E multiple than any other company I have ever seen in my 35 years plus of selecting stocks according to our seven criteria, as a result of profit margin superiority, resultant balance sheet strength, ultra-conservative accounting, unusual long-term visibility in earnings growth, and an incredible wealth of proprietary cytokines (biotechnology products). As a result, it has the long-term potential to become one of the biggest winners in our fund’s history.

7.   United Guardian

Another stock, by virtue of its “only 25% gain” in 2009, that qualifies (like most of our focused portfolio this year for both our Strongest Seven and our Weakest Seven), United Guardian is discussed more fully as one of our Strongest Seven.

Well there it is!  Every single one of the stocks we held last year and still own. But…isn’t there still something missing?

STILL SOMETHING
MISSING?

Yes, there were more than nine stocks owned the previous year, five more to be exact, as stocks that were eliminated from our portfolio during 2009 are:

1. Forrester Research

Forrester Research was the largest of the five stocks that we eliminated from our investment portfolio in 2009.

Because Forrester pleasantly surprised us by its achievement of steady growth in operating earnings in 2008, despite the depression we were spiraling down into, we renewed our investment in one of the finest entrepreneurially-managed businesses in the United States. Nonetheless, its total reliance on internet customers has caused its earnings to be vulnerable to cyclical swings in the economy. For this reason, we invested considerably less in Forrester during the 4th quarter of 2008 in reestablishing a holding in it, than we did, at the same time, in Cognizant, which we still own.

The previous time Forrester was in our portfolio, we held it for six and a half years before it was sold.

We still had a small loss (roughly 1 1/2%) on our Forrester investment as we entered 2006.  Keep in mind that this had been through a horrific period for investing in the U.S. internet related tech stocks (less than five years).

In their sixth and most recent year in our portfolio of 2006 before being sold in late 2007, our Forrester shares became profitable with an advance of 45%, one of our best performers in 2006. All in all, Forrester had increased 43% in nearly six years for us through the end of its last year in our portfolio (2006).

In our previous annual report (2005), I stated, “During the latest year of 2005, Forrester’s market price rose not quite 5%, qualifying as one of our Weakest Seven, but, given its long dormant price and with renewed and accelerating earnings growth, it wouldn’t surprise me to see Forester among our Strongest Seven”.

Nonetheless, Forrester had a very hard time staying in the black during the past recession, as the internet business that they perform research on was undergoing a shakeout from its initial high growth era.

As a result, despite lots of respect for their entrepreneurial and forward-thinking management and much admiration for their amazing balance sheet strength, we made the determination that Forrester’s earnings and stock price were potentially vulnerable to an economy that is heading down. When we sold Forrester in late 2007, we only had a gain of approximately 30%.  Many an internet-related tech stock, from Amazon to Yahoo, lost money for their investors, over the same period of time.

During the last quarter of 2008, we again invested in Forrester’s shares, buying them more than 7% below where we sold them for nearly a year earlier. It appears we were not the only ones pleasantly surprised with Forrester’s 2008 earnings performance, as the stock held up remarkably well during the stock market's worst year in 77 years.

By the most recent year of 2009, Forrester is showing renewed cyclical uncertainties. As a result, we again cut our expected investment term short, as we eliminated our latest investment in Forrester roughly a year after beginning our latest holding, partially to utilize as much of our available but expiring tax carryforwards as possible, making 8% on our latest buy.

2.   Balchem

Balchem was our 2nd largest investment, among the 5 holdings we eliminated during 2009. We had a substantial unrealized gain in Balchem which we wanted to realize upon its sale before year end 2009, to utilize sizeable expiring tax carryforwards. Because of cyclical uncertainties and a much fuller valuation in its share price than the bargain it once was, back when we initiated our Balchem investment, we decided that eliminating this holding was not only income tax favorable – our shareholders were liable for ZERO capital gains tax on our sale of Balchem as well as the gains we realized on other sales in 2009 - but this sale was also a prudent and conservative application of our Selling Discipline.

Balchem was the 4th largest in 2008 among our Strongest Seven. Balchem was a true star, advancing over 11% during the most challenging year for stocks in 77 years!

Balchem is a shining example of what I nearly always say about our Weakest Seven, how one of our weakest, one year, can easily become one of our strongest the following year and, in several instances, for years and years. Because of its excellent performance for us, not only in 2008 (and previously in 2007 when it rose 31%), but for several years, Balchem was sold in late 2009 at  prices up to more than 5 ½ times what we first paid for it, 7 years ago!

As we stated we would (in the previous year's annual report), approximately 2/3 of our Balchem shares were sold during the first 3 months of 2008, at prices within a few percent of its price at the previous year end, to reduce the risk of potential cyclical vulnerability, combined with a higher P/E, during unusually precarious economic and stock market environments.

Balchem's year amongst our Weakest Seven in 2006 followed two consecutive years among our “Strongest Seven” with an advance of merely 29% in 2006. It was actually both our 8th best performer as well as our 7th worst performer in 2006.

Balchem advanced 93% (our highest % gainer) during the previous year of 2005 and 52% in 2004 after being among our Weakest Seven the year before and is now more than quintuple what we originally paid for Balchem, when we first invested in them during the bear market year of 2002.

During the year of 2007, Balchem did merely a little better than it did in 2006, as it increased its year gain a bit to 31%, in absolute measure; however, relative to the others in our portfolio, it climbed from 8th best performer in 2006 to our 2nd biggest percent gainer for 2007, an example of how much more difficult the markets were, particularly in the closing 6 months of the year, when I believe a new cyclical bear market within the previously established secular bear market had started.

Although Balchem did really well during the last recession, it slipped afterwards, making the continuation of uninterrupted growth, approaching the global depression that appears to have started, less visible than for some of our other holdings.

3.   Sun Hydraulics

Like Forrester, we were far more careful in our buy of shares in Sun Hydraulics, limiting our investment to one-half of what we put into Cognizant, recognizing how much better Cognizant came through the previous economic downturn than either Forrester or Sun.

The risk ahead is that the capital goods cycle operates on a lag to the rest of the economy and may cause significant damage to Sun's earnings. On the other hand, as a manufacturer of hydraulic valves, long-term prospects appear bright because of the need for its products here in the US and even more so in the developing world for the rebuilding of infrastructure.

Sun was eliminated shortly before year end 2009 at an average of 5% less than what was paid for it roughly a year earlier.

4. Skako Industries (Formerly VT Holding) & 5.  Brewin Dolphin PLC

Skako, which used to be called VT Holding, and Brewin Dolphin are being discussed together because they are our two smallest holdings which were eliminated in 2009, accounting for an average of less than 2% each of our net assets.

Skako was our lone remaining Danish investment.  Brewin Dolphin is a weaker cousin to Rathbone, another British investment manager, smaller and not as well managed, since they made changes in top management.  Because Skako no longer has the diversified businesses it once successfully used to guide them through difficult times in the general European economy, it will become more vulnerable to cyclical weakness than it used to be.

Considering the severity of the global economic collapse, we should have parted with both Skako and Brewin Dolphin sooner and would have saved at least part of this past year's losses. As small as they are to us, it didn't appear to make that much difference to us, overall, but, a right investment decision wasn't made in either case.  I won't hide from the blame.

To the contrary, these are two mistakes I can and should learn from to sharpen the application of our sell discipline.  These two were sold during the bear market rally in 2009, so that we had a possibility of receiving an improvement in price on our way out.

The name change to Skako, its last remaining operating subsidiary, is exactly what our British holding Roxboro did recently when it changed its name to Dialight, its last remaining operating unit.  Dialight was eliminated from our portfolio during 2008 and, therefore, isn't included in either the Strongest Seven or the Weakest Seven.

For Skako and Brewin Dolphin, their 2008 share price declines of 42% for Skako and our portfolio's worst 54% for Brewin Dolphin weren't quite as lousy as they appeared because we actively manage currencies throughout the international portfolio's currency spectrum and their local currencies' price drops were actually under 40%.  Substantial dividends paid brought our total returns to about -32%. At least these were our smallest two.

Skako suffered a similar net return in 2007, which is why I was not happy to see us repeat its performance in 2008. Fortunately, these two years came after three profitable years. Skako dropped by approximately 2/3 in price over the years upon its sale, although substantial distributions made upon the Company’s sale of most of their operating units made our overall loss much smaller.  Nonetheless, Skako and Brewin are among our most disappointing investments in our 26 plus-year history.  As for Brewin, its share price declined nearly 10% for all of 2007, although a substantial dividend brought its total net return to a decline of a little more than 6% (in US Dollars).

This served to consolidate four great years in 2006 when Brewin advanced 25%, following a gain of 63% in 2005, which, in turn, was following an advance of 42% in 2004, and after its more than doubling (145% rise) during the year of 2003.

These gains followed a rough time for the company. Fortunately, we sold nearly half of our shares in Brewin Dolphin during the first year we held them, at a profit, after a sharp rise in its price.

Years ago, in 2002, we said, “perhaps Brewin Dolphin and other stocks among our Weakest Seven during 2002 will be among our strongest next year, as has been the case this year and many times before”.  Sure enough, that’s exactly what happened, both for 2003 and 2004 and again in 2005. It then returned to our Weakest Seven; however, when it was losing merely 6% in 2007, amidst the storms surrounding London prices, in general, and the stock broker industry, specifically, is actually, relatively speaking, something of an accomplishment!

We are concerned, nonetheless, about the immediate future, particularly if we are correct in looking for a multi-year bear market in stocks, as this can dissuade new clients from seeking investment management and can pressure assets under management from within. As a result of these factors and changes in management, we decided to eliminate our Brewin holding in 2009.  Our remaining Brewin Dolphin shares were sold at prices roughly 20% above those we originally paid.

something else?

Yes. In fact, we now do have something else…a new investment made halfway into 2009, when a weak economy and a lack of following for this growing company made its stock price an exceptional bargain within a still overvalued stock market, in general:

1.	RPS Group PLC

RPS provides technical and engineering advice and services for energy projects annually in over 100 countries for over 300 clients. In addition, the company has environmental expertise, as one of the world’s most experienced providers of environmental assessment, including safety, health, water, risk assessment, civil engineering surveying and systems. As an example, RPS is the lead environmental consultant for a major project to revitalize Perth’s (Australia) Swan River shore line.

When global energy prices fell in 2008, projects such as those that RPS is involved in were substantially cut back in 2009.  Looking forward to 2010 and beyond, RPS is looking to further develop its land, property, and infrastructure business and is undertaking a number of carbon capture and storage studies as well as wind and other alternative energy projects around the world.

As cyclical pressures were evident when we initiated our investment in RPS, it was important to view our “Consistency of Operating Earnings Growth” criterion from an even longer historical perspective than the 6 consecutive years of double-digit growth required by our discipline in order to ascertain how well this company was able to perform during the previous global economic down cycle.  Back in 2003, RPS achieved 18% growth in operating pre-tax earnings over 2002, which in turn was 28% higher than the comparable amount for 2001.  Even in 2001, operating earnings showed robust growth of 40% over 2000’s result. This extended track record convinced me that while the outlook for 2009 was far from certain at the time of our investment, management of RPS had successfully guided the company through difficult times in the past and was likely to continue to perform relatively well, even given a more adverse environment.

Thus far, our confidence has been rewarded.  The RPS investment we made midway through 2009 appreciated by 9% through the end of the year.  With worldwide green movements benefiting its environmental activities over the long term and resurgence in energy and other commodity prices, we anticipate the potential for much larger gains from our RPS, over the years.

Z-SEVEN FUND, INC.
PERFORMANCE AND FINANCIAL INFORMATION
As of December 31, 2009

In the table below, we have outlined earnings growth, balance sheet statistics, and share price performance for Z-Seven Fund’s all ten common stock investments at year-end.

	Earnings Growth		Current Balance Sheet	US Dollar Share Price
	(1999-2009) *		Total Debt (long and short) as % of Working Capital	12/31/08	12/31/09	% Dif.
	# of Down Years Earnings	Annually Comp. Growth Rate
Rathbone PLC	2	+ 9%	8%	11.98	12.92	+8%
Cognizant	0	+ 49%	NO DEBT!	18.06	45.30	+151%
PetMed Express	2	+70%	NO DEBT!	17.63	17.63	0%
Lindt & Sprungli	0	+ 13%	12%	1841.50	2147.52	+17%
RPS Group PLC	0	+ 27%	69%	3.22(n)	3.50	+9%
UCB	2	+ 0%	n.m.	32.38	41.92	+29%
Novartis	3	+2%	168%	49.51	54.66	+10%
Techne	0	+ 20%	NO DEBT	64.52	68.56	+6%
FactSet Research	0	+ 21%	NO DEBT!	44.24	65.87	+49%
United Guardian	3	+11%	NO DEBT!	9.20	11.48	+25%
Z-Seven’s Portfolio	1	+27%	14%			+40%
S&P 500 Index	3	(-6%)	554%	903.25	1115.10	+23%

*     Includes all latest reported annual financials through December 31, 2009.

(n) New stock bought in 2009. Year ago price and % change reflect first purchase prices and not 12/31/08 prices.

n.m. – Not meaningful % (negative).

The above information was obtained from sources deemed to be reliable, but no guarantee is made as to the accuracy of such information.

Information provided with respect to the Fund's Portfolio Holdings is as of December 31, 2009 and is subject to change at any time.

BONUS/PENALTY PERFORMANCE INCENTIVE

Z-Seven’s net asset value performance (after expenses) must exceed the S&P 500 by ten percentage points (as an example: 15% for Z-Seven vs. 5% for the S&P 500) for the Adviser to earn a minimum quarterly bonus of one quarter of one percent.

This unique bonus/penalty arrangement between Z-Seven and its Adviser is not just theoretical.  It is one resulting in actual payments to or by Z-Seven’s Adviser.

The performance arrangement compares Z-Seven’s net asset value (even after all ordinary expenses) vs. an expense-free S&P 500 for the latest 12-month period.

STATEMENT OF PURPOSE

Our investment discipline is what begins to separate the Z-Seven Fund from other investment companies (mutual funds).  The cover of our annual report is designed to highlight the principles behind a discipline that has weathered the ups and downs of economies, stock markets, industry trends, as well as countless predictable factors.

As you normally read further into the Annual Report, it quickly becomes obvious that, not only do we talk about our strongest stocks; we also have a discussion of our poorer performing stocks as a regular feature each year.  Because we needed to make a legal deadline this year, we had to issue an abbreviated version of our Annual Report, so discussion of our best and worst performing stocks, as well as other regular features which shareholders have come to expect, needed to be left out. This information is instead included in this six month report to provide this and other features normally found in our annual report to our shareholders and other interested investors. We are doing this because it is through the lessons learned from mistakes that we continue to evolve as better investors.

Our “Criteria for Stock Selection” section brings the theoretical to life by the most meaningful of examples of the largest investments among stocks we own.  It is followed by our “Selling Discipline.”

Our shareholders regularly tell us that the explanations of investment decisions and market analyses in our annual reports have helped them to become better investors.  I hope you also enjoy the additional discussion included in this six month report and find its contents helpful.

General Information

The Fund

Z-Seven Fund, Inc. is a non-diversified, open-end management investment company incorporated under the laws of Maryland on July 29, 1983. On August 1, 2007, the Fund converted to an open ended investment company. Prior to August 1, 2007, the Fund was a closed-end investment company that became a publicly traded company on December 29, 1983. From 1983 to the date of conversion, the Fund was registered as a closed-end management investment company.

The Fund’s investment objective is long-term capital appreciation through investments in quality growth companies whose shares are undervalued.

The Fund is managed by TOP Fund Management, Inc., (the “Adviser”) whose president is Barry Ziskin.

Z-Seven Fund Privacy Notice

Under a recent Securities and Exchange Commission (“SEC”) regulation, we are required to provide a notice to each of our individual shareholders explaining our policies and practices relating to the disclosure of personal information about you to unrelated third parties. This regulation, called Regulation S-P, applies to all investment advisers registered with the SEC. As a general matter, it is and has always been our policy not to disclose information about you in our possession. We describe these policies in further detail below.

We collect nonpublic personal information about you from the following sources:

Information we receive from you on account applications, information forms, and other shareholder interactions;

Information about your transactions with us, our affiliates, or others; and

Information we may receive from a consumer reporting agency.

We do not disclose any nonpublic personal information about our shareholders or former shareholders to anyone, except as permitted by law.

We restrict access to nonpublic personal information about you to those employees who need-to-know that information to provide products or services to you.

We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Z-SEVEN FUND, INC.

Fund Expenses (unaudited)

Fund Expenses Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees on certain redemptions made within twelve months of purchase and (2) ongoing costs, including management fees, distribution (12b-1) fees  and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.   The example is based on an investment of $1,000 invested at the beginning of the period January 1, 2010 and held for the six months ended June 30, 2010.

Actual Expenses Example

The first line of the table below provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value January 1, 2010	Ending Account Value June 30, 2010	Expenses Paid During Period* January 1, 2010 through June 30, 2010
Actual	$1,000	$1,245.00	$34.68
Hypothetical (5% return before expenses)	$1,000	$993.85	$30.80

* - Expenses are equal to the Fund’s annualized expense ratio of 6.23% multiplied by the average account value for the period, multiplied by 181 days in the most recent fiscal half year divided by 365 days in the current year.

[

Z-SEVEN FUND, INC. SCHEDULE OF INVESTMENTS June 30, 2010 (unaudited)
Number of Shares	Security Description	% of Net Assets	Fair Value

	COMMON STOCKS	46.32%

	BIOTECHNOLOGY	1.02%
700	Techne Corp.		$40,215

	COMPUTER SERVICES	8.01%
7,700	Cognizant Technology Solutions Corp.*		315,378

	CONFECTION	7.75%
140	Lindt & Sprungli AG 1		305,107

	INFORMATION & RESEARCH SERVICES	6.66%
700	FactSet Research, Inc.		46,893
77,000	RPS Group PLC 1		215,135
			262,028

	INVESTMENT MANAGERS	14.01%
46,143	Rathbone Brothers PLC 1		551,537

	VETERINARY PRODUCTS	8.87%
19,600	PetMed Express, Inc.		348,880

	TOTAL COMMON STOCKS
	(Cost: $1,645,143)		1,823,145

	OPTIONS	25.29%
Contracts
98	I Shares Russell 2000 Index Puts @$65.00, Expires August 2010 1		54,880
98	I Shares Russell 2000 Index Puts @$70.00, Expires August 2010 1		94,375
882	I Shares Russell 2000 Index Puts @$65.00, Expires July 2010 1		410,130
196	I Shares Russell 2000 Index Puts @$72.00, Expires July 2010 1		219,621
35	Mini-Nasdaq 100 Index Puts @$180.00, Expires July 2010 1		27,650
35	Mini-Nasdaq 100 Index Puts @$182.50, Expires July 2010 1		34,266
105	Mini-Nasdaq 100 Index Puts @$185.00, Expires July 2010 1		125,372
49	SPDR S&P 500 Index Puts @106.00, Expires August 2010 1		29,155
	TOTAL OPTIONS (Cost: $932,416)		995,449

	MONEY MARKET	21.47%
845,119	Huntington Money Market Fund IV 0.10%**
	(Cost: $845,119)		845,119

	TOTAL INVESTMENTS
	(Cost: $3,422,678)	93.08%	$3,663,713
	Other assets, net of liabilities	6.92%	272,415
	NET ASSETS	100.00%	$3,936,128

* Non-income producing (security considered non-income producing if at least one dividend has not been paid during the last year preceding the date of the Fund's related balance sheet.)
**Effective 30 day yeild as of June 30, 2010
1 Denotes investments which are Level 2 securities

See Notes to Financial Statements

Z-SEVEN FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2010 (unaudited)

ASSETS
Investments at value (identified cost of $3,422,678) (Note 1)	$3,663,713
Unrealized gain on forward foreign currency contracts	7,554
Tax reclaims receivable (identified cost of $106,322)	102,745
Receivable for securities sold	717,147
Receivable for capital stock sold	2,555
Due from advisor (Note 2)	34,231
Prepaid expenses	5,597
TOTAL ASSETS	4,533,542

LIABILITIES
Payable for securities purchased	557,668
Payable for capital stock redeemed	2,771
Unrealized loss on forward foreign exchange contracts	12
Accrued 12b-1 fees	4,276
Accrued professional fees	19,262
Accrued custodian fees	3,706
Accrued director fees	2,305
Accrued other	7,414
TOTAL LIABILITIES	597,414

NET ASSETS	$3,936,128
Net Assets Consist of :
Paid-in-capital applicable to 263,524 $1 par value shares of beneficial interest outstanding;
7,700,000 shares authorized	$5,776,300
Accumulated net investment income (loss)	(64,689)
Accumulated net realized gain (loss) on investments	(2,020,483)
Net unrealized appreciation (depreciation) of investments and translation of assets and liabilities in foreign currencies
in foreign currencies	245,000
Net Assets	$3,936,128

NET ASSET VALUE PER SHARE
($3,936,128 / 263,524 shares outstanding)	$14.94

See Notes to Financial Statements

Z-SEVEN FUND, INC.
STATEMENT OF OPERATIONS
Six Months ended June 30, 2010 (unaudited)

INVESTMENT INCOME
Dividend (net of foreign tax withheld of $7,155)	$36,465
Interest	215
Foreign tax reclaims	5,143
Total investment income	41,823

EXPENSES
Investment advisory fees (Note 2)	21,381
12b-1 fees (Note 2)	4,276
Recordkeeping and administrative services	20,828
Accounting fees	12,397
Custody fees	13,738
Transfer agent fees	9,419
Professional fees	29,630
Filing and registration fees	1,763
Directors fees	7,055
Compliance fees	17,559
Shareholder services and reports	10,035
Other	12,704
Total expenses	160,785
Management fee waiver (Note 2)	(21,381)
Bonus (penalty) (Note 2)	(32,892)
Net expenses	106,512
Net investment income (loss)	(64,689)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY RELATED TRANSACTIONS
Net realized gain (loss) on investments	442,504
Net realized gain (loss) on translations of assets and liabilities in foreign currencies	(80,594)
Net increase (decrease) in unrealized appreciation (depreciation) of investments	122,878
Net increase (decrease) in unrealized appreciation (depreciation) on translation of assets and
liabilities in foreign currencies	176,019
Net realized and unrealized gain (loss)	660,807
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$596,118

See Notes to Financial Statements

Z-SEVEN FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
	Six months ended June 30, 2010 (unaudited)	Year ended December 31, 2009
Increase (decrease) in Net Assets
OPERATIONS
Net investment income (loss)	$(64,689)	$(178,119)
Net realized gain (loss) on investments and translation of assets and liabilities in foreign currencies	361,910	(310,950)
Net increase (decrease) in unrealized appreciation (depreciation) of investments and translation of assets and liabilities in foreign currencies	298,897	(1,313,567)
Increase (decrease) in net assets from operations	596,118	(1,802,636)

CAPITAL STOCK TRANSACTIONS (Note 5)
Shares sold	29,200	50,011
Shares redeemed	(530,867)	(258,617)
Increase (decrease) in net assets from capital stock transactions	(501,667)	(208,606)

NET ASSETS
Increase (decrease) during year	94,451	(2,011,242)
Beginning of period	3,841,677	5,852,919
End of period (including accumulated net investment income (loss) of $(64,689) and $ -, respectively)	$3,936,128	$3,841,677

See Notes to Financial Statements

Z-SEVEN FUND, INC.
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA THROUGHOUT EACH PERIOD
			For the year ended December 31,
	Six months ended June 30, 2010 (unaudited)(1)		2009(1)(2)		2008(1)(2)	2007	*(2)	2006 (2)	2005 (2)

Net asset value, beginning of period	$12.00		$17.55		$18.09	$19.26		$17.55	$16.71
Investment activities
Net investment income (loss)	(0.35)		(0.20)		(0.36)	(0.18)		0.15	0.15
Net realized and unrealized gain (loss) on investments	3.29		(5.35)		(0.21)	(1.05)		1.71	0.66
Total from investment activities	2.94		(5.55)		(0.57)	(1.23)		1.86	0.81
Distributions
Net investment income	-		-		-	(0.03)		(0.15)	(0.18)
Impact of treasury stock repurchases	-		-		-	-		-	0.21
Total distributions	-		-		-	(0.03)		(0.15)	0.03
Paid-in capital from redemption fees (Note 2)	-		-	(3)	0.03	0.09		-	-
Net asset value, end of period	$14.94		$12.00		$17.55	$18.09		$19.26	$17.55

Total Return	24.50	%**	(31.62%)		(2.99%)	(5.99%)		10.55%	6.02%
Ratios/Supplemental Data
Ratio to average net assets (A)
Expenses before performance bonus/penalty(B)	8.15	%***	5.42%		4.13%	3.40%		3.00%	3.40%
Expenses (B)	6.23	%***	5.36%		4.44%	3.30%		3.00%	3.40%
Net investment income (loss)	(3.78	%)***	(1.27%)		(2.11%)	(1.10%)		0.90%	0.90%
Portfolio turnover rate	0.00%		19.72%		32.82%	14.30%		0.00%	0.00%
Net assets, end of period (000's)	$3,936		$3,840		$5,853	$8,450		$11,863	$10,805

* On August 1, 2007 the Fund converted from a closed end investment company to an open-end investment company (see Note 1).
** Not annualized
*** Annualized
(1) Per share amounts calculated using the average share method.
(2) Per share amounts have been restated for a 1 for 3 reverse split paid to shareholders of record on December 17, 2009 (See Note 8).
(3) Less than one cent per share.
(A) Fee waivers and reimbursements reduced the expense ratio and increased net investment income ratio by 1.25% for the six months ended June 30, 2010, the year ended December 31, 2009 and the year ended December 31, 2008.

(B) Expense ratio reflects expenses gross of offset arrangements and waivers for the years ended December 31, 2005 through December 31, 2008. In the fiscal year ending December 31, 2005, the expense ratio includes open-ending costs of 0.44% respectively.

See Notes to Financial Statements

Z-SEVEN FUND, INC.
NOTES TO THE FINANCIAL STATEMENTS

June 30, 2010  (unaudited)

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

Z-Seven Fund, Inc. (the "Fund"), is registered under the Investment Company of Act of 1940, as amended, as a non-diversified, open-end management investment company incorporated under the laws of Maryland on July 29, 1983.  On August 1, 2007 the Fund converted to an open ended investment company.  Prior to August 1, 2007 the Fund was a closed end investment company that became a publicly traded company on December 29, 1983.  From 1983 to the date of conversion the Fund was registered as a closed end management investment company.

The investment objective of the Fund is long-term capital appreciation through investment in quality growth companies whose shares are undervalued. The Fund invests at least 80% of its total assets in common stocks and securities immediately convertible into common stocks of domestic and foreign issuers.

The following is a summary of significant accounting policies consistently followed by the Fund.  The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation

The Fund’s securities are valued at fair value.  Investments in securities traded on a principal exchange (U.S. or foreign), other than the London Stock Exchange or NASDAQ, are valued at the last reported sale price on the exchange on which the securities are traded as of the close of business on the last day of the period or lacking any sales, at the last available bid price.  In cases where securities are traded on more than one exchange, the securities are valued on the principal exchange designated by or under the authority of the Fund’s Board of Directors.    Securities traded on the London Stock Exchange are valued at the mid-close price.  NASDAQ traded securities are valued at the NASDAQ Official Closing Price (NOCP).    Options and listed securities for which no sales are reported on that date are valued at the last reported bid price. Short-term debt securities (less than 60 days to maturity) are valued at their fair market value using amortized cost.  Securities for which market quotations are not readily available are valued on a consistent basis at fair value as determined in good faith by or under the direction of the Fund’s officers in a manner specifically authorized by the Board of Directors of the Fund.  Depository Receipts will be valued at the closing price of the instrument last determined prior to the time of valuation unless the Fund is aware of a material change in value.  Securities for which such a value cannot be readily determined will be valued at the closing price of the underlying security adjusted for the exchange rate.  U.S. dollar denominated short-term investments are valued at amortized cost, which approximates market value.  Money market investments are valued at a net asset value (“NAV”) of $1.00 and are classified in Level 1 of the fair value hierarchy.  Forward foreign currency contracts are generally valued at the applicable exchange rate.

In accordance with GAAP, “fair value” is defined as the price that a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment.   Various inputs are used in determining the value of a Fund’s investments.  GAAP established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes.  Level 1 includes quoted prices in active markets for identical securities.  Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).  Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2010:

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Investments at Fair Value:
Common Stocks	$751,367	$1,071,779	$-	$1,823,146
Options	-	995,448	-	995,448
Money Market	845,119	-	-	845,119
	$1,596,486	$2,067,227	$-	$3,663,713
Other Financial Instruments:
Forward Foreign
Currency Contracts                              $-                     $7,542                                 $-                                          $7,542

Refer to the Fund’s Schedule of Investments for a listing of the securities by security type and industry.  Refer to the Fund’s Schedule  of Forward Foreign Currency Contracts (Note 8) for a listing of the open contracts as of June 30, 2010.

There were no Level 3 investments held during the six months.

Derivatives

The Fund may use derivatives to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the fund, or as alternatives to direct investments.  Derivatives may be used for hedging or non-hedging purposes.  While hedging can reduce or eliminate losses, it can also reduce or eliminate gains.  When the Fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.
.

The Fund adopted the disclosure provisions of FASB Accounting Standard Codification 815, Derivatives and Hedging (“ASC 815”).  ASC 815 requires enhanced disclosures about the Fund’s use of and accounting for derivative instruments and the effect of derivative instruments on the Fund’s results of operation and financial position.  Disclosure regarding derivative fair value and gain (loss) by contract type is required and derivatives accounted for hedging instruments under ASC 815 must be disclosed separately from those that do not qualify for hedge accounting.  Even though the Fund may use derivatives in an attempt to achieve an economic hedge, the Fund’s derivatives are not accounted for as hedging instruments under ASC 815 because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings.  The Fund values its derivatives at fair value and recognizes changes in fair value currently in its Statement of Operations.

           Derivatives instruments include options and forward foreign currency exchange contracts.  As of June 30, 2010, the Fund held options with a fair value of $995,448, included in investments at fair value on the accompanying Statement of Assets and forward foreign currency contracts with an unrealized gain of $7,542 included on the accompanying Statement of Assets and Liabilities.

The cost of option contracts purchased, and the proceeds from option contracts sold during the six months ended June 30, 2010 were $14,004,773 and $13,749,247, respectively.

The forward foreign currency contracts entered into and settled during the six months ended June 30, 2010 are shown in the following schedule:

Currency            Open at 12/31/2009             Settled                                                                                                 Entered                                           Open at 6/30/2010

Buys:
GBP                                        2,360,000                   (2,360,000)                -                                                                                                                                                       -
Euro                                        2,000,000                   (2,000,000)                --
Swiss Francs                           1,680,000                   (1,680,000)                                                                                                 140,000                                                            140,000

Sells:
GBP                                      2,900,000                   (2,900,000)                   -                                                                                                                                -
Euro                                      2,240,000                   (2,240,000)                 - -
Swiss Francs                         2,220,000                   (2,220,000)                                                                                                   540,000                                      540,000

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the Fund for the six months ended June 30, 2010 as reported in the Statement of Operations:

Realized Gain (Loss)                                           Line item
Options                                                                 $369,231                                Net realized gain (loss) on investments
Forward foreign currency contracts                   (63,467)                                Net realized gain (loss) on translations of assets and liabilities in foreign currencies
 $305,764

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the Fund for the six months ended June 30, 2010 as reported in the Statement of Operations:

Change in Unrealized Gain                                                      Line item
Options                                                                $  332,995)                                Net increase (decrease) in unrealized
                                                                                                                       appreciation (depreciation) of investments
Forward foreign currency contracts                  (210,116)                                Net increase (decrerase) in unrealized
appreciation (depreciation) on translation
of assets and liabilities in foreign currencies
$  122,879

Options
The Fund may purchase and sell call and put options on stock indices that are traded on national securities exchanges as a method of hedging market fluctuations or to hedge against the possible opportunity cost of a large cash holding.  The Fund may liquidate the call and put options purchased or sold by effecting a closing sale transaction (rather than exercising the option).  This is accomplished by purchasing or selling an option of the same series as the option previously purchased or sold.  There is no guarantee that the closing sale transaction can be effected.  The Fund will realize a profit from a closing transaction if the price at which the transaction is effected is greater than the premium paid to purchase the option.  The Fund will realize a loss from a closing transaction if the price is less than the premium paid.

An option may be closed out only on an exchange, which provides a market for options on the same index and in the same series.  Although the Fund will generally purchase or sell only those options for which there appears to be an active market, there is no assurance that a liquid market on the exchange will exist for any particular option, or at any particular time.  In such event, it might not be possible to execute closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any proceeds.

Foreign Currency Contracts

The Fund may enter into forward foreign currency exchange contracts primarily to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities.  When entering into a forward currency contract, the Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date.  These contracts are valued daily, and the Fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the statement of assets and liabilities.  Realized and unrealized gains and losses are included in the statement of operations.  These instruments involve market risk, credit risk, or both kinds of risks, in excess of the amount recognized in the statement of assets and liabilities.  Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

Security Transactions and Income

Security transactions are accounted for on the trade date.  Dividend income is recorded on the ex-dividend date.  Interest income is recorded on an accrual basis.  The cost of securities sold is determined on a specific identification basis.  Realized gains and losses from security transactions are determined on the basis of identified cost for book and tax purposes.  Withholding taxes on foreign dividends and foreign tax reclaims have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Accounting Estimates

In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Distributions to Shareholders

Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

Federal Income Taxes

The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.  The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains.  Therefore, no federal income tax or excise provision is required.

The Fund recognizes tax benefits on certain tax positions only where the position is “more likely than not” to be sustained assuming investigation from tax authorities.  Management has reviewed the Fund’s tax positions for each of the open tax years (2007-2009) and those expected to be taken in the current year, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken in the Fund’s tax returns.  The Fund has identified its major tax jurisdiction to be U.S. tax authorities.  The Fund has no examinations in progress and management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Reclassification of Capital Accounts

Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  For the six months ended June 30, 2010, there were no reclassifications.

Currency Translation

The market values of foreign securities, currency holdings, other assets and liabilities initially expressed in foreign currencies are recorded in the financial statements after translation to U.S. dollars based on the exchange rates at the end of the period. The cost of such holdings is determined using historical exchange rates. Income and expenses are translated at approximate rates prevailing when accrued or incurred. The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments. Foreign securities and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.  Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

NOTE 2 - INVESTMENT ADVISORY AGREEMENT, PERFORMANCE BONUS/PENALTIES AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement, the Advisor, TOP Fund Management, provides investment advisory services and pays certain expenses related to employees principally engaged as directors, officers, or employees of the Advisor for an annual fee of 1.25% of the average daily net assets of the Fund.  TOP has agreed to waive its fees and reimburse the Fund for expenses in order to limit the Fund’s operating expenses to 3.5% of average daily net assets up to $20,000,000 plus 1.50% of the average daily net assets in excess of $20,000,000.  The Advisor shall reimburse the Fund for any such expenses up to the aggregate amount of the advisory fees paid to it in respect of such fiscal year or, if all fees paid in respect thereof have been so reimbursed, shall credit such excess expenses against any fees payable to it pursuant to this Agreement.  For the six months ended June 30, 2010, TOP earned $21,381 in advisory fees, of which $21,381 was waived.

In addition to the advisory fees, the Advisor will receive a bonus for extraordinary performance or pay a penalty for under-performance.  The bonus/penalty performance arrangement uses the S&P 500 as a measure of performance against which the Fund’s net asset value’s performance will be measured.  The bonus/penalty adjustment is based on the Fund’s performance over the most recent four calendar quarters and is evaluated and paid on a quarterly basis.  The bonus/penalty will not exceed 2.5% of the Fund’s average daily net assets in the calendar quarter.  The performance penalty can exceed the advisory fees.  The bonus/penalty arrangement will not become operative unless the performance of the Advisor exceeds, either positively or negatively, the S&P 500 Index percentage change during the same period of time by more than 10% and ranges from 0.3% to a maximum of 3% of that excess.  For the six months ended June 30, 2010, the Advisor incurred a penalty of $32,892, as disclosed in the Statement of Operations.  As of June 30, 2010, the Fund was due $32,892 from the Advisor.

Directors of the Fund who are not officers or otherwise affiliated with the Advisor are paid $500 per meeting plus out-of-pocket expenses.  Audit Committee and Independent Committee members were paid $500 ($750 for the Chairperson) plus reimbursement of expenses, for each Committee meeting a member attended.  The maximum amount the Fund will pay per year to each member for Audit Committee meetings is $3,300 ($4,500 for the Chairperson).

At June 30, 2010, Barry Ziskin, an officer and director of the Fund, owned 142,935 shares of the Fund’s capital stock, which represents 54.24% of the total Fund shares and may be deemed to control the Fund.  He is also an officer and director of the Advisor.

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, whereby the Fund or the Adviser may pay the distributor for certain activities and expenses which are primarily intended to result in the sale of the Fund’s shares, including, but not limited to, advertising, printing of prospectuses and reports for other than existing shareholders, preparation and distribution of advertising materials and sales literature, and payments to dealers and shareholder servicing agreements with the Fund or the Adviser.  The Fund may incur such distribution expenses at the rate of 0.25% per annum on the Fund’s average daily net assets.  For the six months ended June 30, 2010, there were $4,276 of 12b-1 fees incurred.

NOTE 3 –INVESTMENTS

The cost of purchases and the proceeds from sales of securities other than U.S. Government obligations and short-term investments for the six months ended June 30, 2010 aggregated $ -  and $364,458, respectively.  There were no purchases or sales of U.S. Government obligations.

NOTE 4 – DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.  Differences may be permanent or temporary.  Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character.  Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.  Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For the six months ended June 30, 2010 and the year ended December 31, 2008, no distributions were paid.

As of June 30, 2010, the components of distributable earnings on a tax basis were as follows:

      Six months ended
June 30, 2010 (unaudited)
Accumulated net investment income (loss)                     $      (64,689)
Accumulated net realized gain (loss)
     on investments                                                                    (2,020,483)
Net unrealized appreciation/(depreciation) of
  investments and foreign currency                                           245,000
Total                                                                              $ (1,840,172)

As of December 31, 2009, the fund has a capital loss carryforward of $3,258,518 available to offset future capital gains, if any.  To the extent that the carryforward is used to offset future capital gains, the amount which is offset, will not be distributed to shareholders.  Capital loss carryforwards expire as follows:

2009                      $1,685,575
2011                           787,444
2014                           785,499
$3,258,518

           As of June 30, 2010, cost for Federal income tax purpose is $2,577,559 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation                                                                                                $   416,077
Gross unrealized depreciation                                                                                                 (175,042)
Net unrealized appreciation  (depreciation)                                                                          $   241,035

NOTE 5 – CAPITAL STOCK TRANSACTIONS

Capital stock transactions for the Fund shares were:

Six months ended	Year ended
June 30, 2010 (unaudited) December 31, 2009
Shares	Value	Shares	Value
Shares sold	2,330 $ 29,200 9,274 $ 50,011
Shares reduced by 1 for 3 reverse split          -                                -                             (642,077)             -
Shares redeemed(a)                                    (59,025)                (530,867)                 (47,565)            (258,617)
Net increase (decrease)                              (56,695)            $  (501,667)                (680,368)          $(208,606)

(a)	Net of redemption fees of $5,970 for the year ended December 31, 2008.

NOTE 6 – REVERSE STOCK SPLIT AND RESTATEMENT OF PREVIOUSLY ISSUED FINANCIAL STATEMENTS

The Fund declared a 1 for 3 reverse stock split to shareholders of record on December 17, 2009, as approved by the Board, in order to bring the net asset value per share (“NAV”) above $10 per share.  The per share information in the financial highlights has been restated to properly reflect the effects of the reverse split on a retroactive basis.

NOTE 7 - SUBSEQUENT EVENTS

Management has evaluated all transactions and events subsequent to the date of the Statement of Assets and Liabilities through the date on which these financial statements were issued.  Except as already included in the notes to these financial statements, no additional items require disclosure.

NOTE 8 – SCHEDULE OF FORWARD FOREIGN CURRENCY CONTRACTS

At June 30, 2010, the Fund had the following open forward currency contracts:
                                                                  Contracts to                                                                                                                           Unrealized Gain
Tpye            Currency          Counterparty        Deliver/Receive      In Exchange For    Contracts at Value    Settle Date        (Loss)
Asset        Derivatives

Sell	CHF	Huntington Bank	540,000	$501,160	$508,714	9/23/2010	$7,554

Liability Derivatives
Buy	CHF	Huntington Bank	140,000	$129,942	$129,930	9/23/2010	$(12)

Z-SEVEN FUND, INC.

SUPPLEMENTAL INFORMATION (unaudited)

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling 1-800-651-8228 or on the SEC’s website at www.sec.gov.  Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve months ended December 31 available on or through the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”.  These filings are available, without charge and upon request, by calling 1-800-651-8228 or on the SEC’s website at www.sec.gov. .   The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Board of Directors

David Goode
Janie Hueston
Henry Reizes
Rochelle Ziskin
Barry Ziskin

Investment Adviser

TOP Fund Management, Inc.

Officers

Barry Ziskin
President/Treasurer

Lauren Jones
Corporate Secretary

James Atwood
Chief Compliance Officer

Corporate Office
1819 South Dobson Road
Suite 114
Mesa, AZ  85202
(480) 897-6214
Fax (480) 345-9227
Email:  zseven@getnet.net

Investment Adviser:

TOP Fund Management, Inc.
1819 South Dobson Road
Suite 114
Mesa, AZ  85202

Distributor:

First Dominion Capital Corp.
8730 Stony Point Parkway, Suite 205
Richmond, VA  23235

Independent Registered Public Accounting Firm:

Cohen Fund Audit Services, Ltd.
800 Westpoint Parkway, Suite 1100
Westlake, OH  44145-1524

Compliance Services:

Foreside Compliance Services, LLC
Three Canal Plaza
Portland, Maine  04101

Transfer Agent:

For account information, wire purchase or redemptions, call or write to Z-Seven Fund, Inc.’s Transfer Agent:

Commonwealth Fund Services, Inc.
8730 Stony Point Parkway, Suite 205
Richmond, VA  23235
(800) 628-4077 Toll Free

ITEM 2.  CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5.       AUDIT COMMITTEE OF LISTED REGISTRANTS.

     Not applicable when filing a semi-annual report to shareholders.

ITEM 6.       SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM   7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED- END
       MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
        COMPANY AND AFFILIATED PURCHASERS.

     Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END  MANAGEMENT INVESTMENT
        COMPANY AND AFFILIATED PURCHASERS.

     Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

     Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the
Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR
270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b)
under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a- 15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or
240.15d- 15(b)).

     (b)  There  were no  changes  in the  registrant's  internal  control  over financial  reporting  (as  defined in Rule  30a-3(d)  under the 1940 Act (17 CFR
270.30a-3(d))  that occurred during the registrant's  last fiscal half-year (the registrant's  second fiscal  half-year in the case of an annual report) that has
materially  affected,   or  is  reasonably  likely  to  materially  affect,  the
registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of ethics. Not applicable when filing a semi-annual report to shareholders.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Z Seven Fund, Inc.

By:   /s/ Barry Ziskin
      ---------------------
      Barry Ziskin
      Principal Executive Officer

Date: September 9, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:   /s/ Barry Ziskin
      ---------------------
      Barry Ziskin
      Principal Financial Officer

Date: September 9, 2010